UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04297

VANECK FUNDS

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2021

Item 1.	REPORTS TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2021

VanEck Funds

CM Commodity Index Fund
Emerging Markets Bond Fund
Emerging Markets Fund
Environmental Sustainability Fund
Global Resources Fund
International Investors Gold Fund
VanEck Morningstar Wide Moat Fund
VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2021.

PRIVACY NOTICE

(unaudited)

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Definitions
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PRIVACY NOTICE

(unaudited) (continued)

Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.
2

VANECK FUNDS

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and

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VANECK FUNDS

PRESIDENT’S LETTER
(unaudited) (continued)

a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each the funds for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

4

CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The CM (Constant Maturity) Commodity Index Fund (the “Fund”) gained 32.96% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2021. The Fund underperformed by 1.92% the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCITR” or “Index”),1 which posted a gain of 34.88%.

During the 12 month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to its benchmark the UBS Bloomberg Constant Maturity Commodity Total Return Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating CMCITR’s commodity exposures and weights.

Market Review

2021 was a very strong year for commodity index products producing the best returns since 2009. Several macroeconomic forces constrained supply and supported continued strong demand. Some of these trends are contributing to the inflationary pressures which may to persist for the long term.

Energy was the best performing sector for CMCITR, rising almost 60% for the year. U.S. unleaded gasoline rallied 67%, WTI crude oil over 61%, Brent crude oil over 56% and U.S. natural gas 53%. OPEC+ remained disciplined all year, balancing supply with the rising demand. Despite the continued COVID-19 disruptions, demand globally rebounded throughout the year. Longer term, continued lack of investment in new traditional energy production could keep supply constrained for many years. While investment is shifting away from traditional energy as the world transitions to cleaner renewable energy sources, all energy prices are likely to continue rising. CMCITR’s positioning along the forward curve provided extra roll yield vs BCOM in both WTI and Brent crude oil. Additionally CMCITR’s monthly rebalancing added to returns in U.S. natural gas vs BCOM when prices spiked in the late-summer/early-fall.

The CMCITR Agriculture sector finished the year up nearly 29% on strong gains in most commodities. Corn rising over 39% provided most of the index gains, but coffee up nearly 63% and soybean oil up over 56% also contributed. Weather in South America, coupled with low global inventories and strong demand from China, pushed prices higher. Low inventories and strong demand should continue to keep prices strong, additionally, rising costs for seeds, fertilizer and fuel will add to the cost of production.

For CMCITR, the Industrial Metals sector was also very strong, rising over 28%. CMCITR’s higher exposure vs BCOM contributed to the relative outperformance. Aluminum rose over 36% and copper was up over 25% for the year. Supply challenges contributed to the rising prices, COVID-19 and labor problems limited output most of the year. Some of these problems will persist in 2022 and rising demand longer term from the energy transition story could make this sector a star performer for many years.

CMCITR’s Livestock sector rose over 18%, led by hog prices, which were up over 30% and cattle prices rose 10%. Rising input costs and government regulations could keep livestock prices rising again in 2022.

Precious Metals was the worst performing CMCITR sector, declining over 5%, led by silver—down over 12%. Gold prices also fell for the year, down over 4%. CMCITR’s lower exposure to precious metals vs BCOM also contributed to relative outperformance.

Commodities finished the year on the highs and the outlook for 2022 is good, but there could be some risk early in the year if the U.S. economy losses momentum from the U.S. Fed monetary tightening and less fiscal support.

Fund Review

Over the 12 month period under review, CMCITR gained 34.88%, outperforming BCOM, which gained 27.11% and underperforming the S&P® GSCI Index (“SPGSCI”) 3, which gained 40.35%. CMCITR’s performance relative to both BCOM and SPGSCI was driven largely by constituent commodity exposure in the energy sector—outperformance relative to the former and underperformance relative to the latter. On an index level, employment of its constant maturity methodology allowed CMCITR to benefit more than either other index from the positive impact of roll yield.

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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Four out of five sectors represented in CMCITR contributed positive returns over the 12 month period, with only the precious metals sector detracting from performance. Of the positively performing sectors, energy contributed the most and livestock the least.

Supply chain challenges from COVID-19 will most likely ease this year, but rising wages and housing costs are likely to last. Inflation has become persistent and could be difficult to contain. Rising geopolitical risk will also add to inflationary pressures. The U.S./China conflict will impact global trade, reversing decades of globalization. On-shoring of production will raise costs globally, adding to long-term inflation pressures. Finally energy transition is likely to keep all energy prices rising for the long term.

Another very important change in the outlook for commodity index products has been the shift in many forward curves from contango to backwardation. As commodities rallied in 2021, several forward curves provided positive roll yield due to tightness in the spot market supply. For many index products this provided positive roll yield for the year, adding to the positive annual returns.

There are some risks to the demand outlook in the near term. Global central banks have been shifting monetary policy. Emerging markets countries started raising rates last year to contain inflation and developed markets countries are starting to shift policy this year. Most importantly the U.S. Federal Reserve (“Fed”) is tightening monetary policy and U.S. fiscal support has peaked. Rising U.S. interest rates and waning fiscal support could lead to a weakening U.S. economy and a softer demand outlook. Longer term, the Fed is unlikely to be able to contain inflation because of its focus on financial stability and full employment will limit its ability to raise rates.

With supply constraints likely to last for several years, inflation and rising commodities prices could last for five years or longer.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our commentaries.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Roland Morris, Jr. Portfolio Manager	Gregory Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index. CMCITR is comprised of diversified commodities futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
[3]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on physical commodities covering specific sectors. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15%.
6

EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The VanEck Emerging Markets Bond Fund (the “Fund”) lost 4.57% (Class A shares, excluding sales charge) for the 12 month period ending December 31, 2021. The Fund outperformed its benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index1 and 50% J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index2—lost 5.30% (the EMBI [hard currency] lost 1.80% and the GBI-EM [local currency] lost 8.75% during the period).

On a country basis, outperformance was driven by investments in Ecuador, Zambia, Mexico and Ghana. These outperformances were based on bottom-up factors that were largely uncorrelated with the big global macroeconomic risks. Ecuador saw a very market-friendly presidential election that resulted in an IMF program. In Zambia, the Fund was exposed to very high-yielding local currency bonds and saw yields decline and the currency strengthen, also based on a market-friendly election for a government pursuing an IMF program. In Mexico, the Fund is mainly invested in the bonds of state owned Pemex, which pays much higher yields than Mexico itself, but which we believe is essentially backed by Mexico. In other words, the thesis was simply of continued government support for Pemex, not correlated with global macro phenomena. Finally, Ghana was due largely to a small position in a distressed corporate credit (an oil producer), clearly uncorrelated with broader global trends. Of our detractors, we would note that China was our biggest detractor, but we see the story as not over yet. The Fund started accumulating collapsing property sector bonds in the fourth quarter of 2021 and continued buying into early 2022. That sector continued to sell off as the Fund was buying, but that is not uncommon for repricings like this one. In Chile, the team simply missed surprise moves to a constitutional convention that could see significantly higher fiscal spending and early pension withdrawals that led to USD purchasing. In El Salvador, the team accumulated bonds in the fourth quarter of 2021 and thinks the thesis hasn’t yet had time to play out. Nonetheless, the government has made no real progress mending fences with the U.S. and an IMF program remains elusive.

Market Review

2021 started as a story of rising rates and growth and ended as a story of rising rates and inflation. The U.S. Consumer Price Index (“CPI”) started 2021 with inflation below 1.40% and ended the year with 7.0% inflation. U.S. interest rates (10-year Treasury bonds) rose from nearly 1.0% to around 1.71% at the start of January 2022. However, it is more informative to note that the first part of 2021 also saw a big rates selloff to 1.74% that was driven by growth without serious inflation risks. Rates subsequently rallied back to around 1.31% (throughout July 2021). Starting in August, though, rates resumed their rise, but the context and economic driver was rising inflation.

This distinction—whether rising rates are due to growth or due to inflation—had important asset price implications. The beginning of the year saw hope and strength in emerging markets foreign currencies (“EMFX”), as a global synchronized recovery boosted commodity prices and supported some emerging markets (“EM”) currencies early in the year. However, when inflation became the driver, EM local currency suffered. This gave us the year’s returns in asset prices for 2021. EM local debt was down 8.75% for the year, while USD-denominated sovereign debt was up 4.76%. This is similar to the behavior of U.S. equities—a strong start to the year driven by growth, despite rising rates, that ended on a weak note driven by inflation and rising rates.

It is worth noting that EMFX weakness came despite commodity price strength that would normally have been considered supportive. One key reason is that a number of countries that happened to have big representation in the local currency indices faced country-specific risks. Colombia, Chile and Peru each faced surprising political developments that had direct market implications. Brazil is always on the verge of a “doom-loop” due to its precarious fiscal situation and proved it again in 2021. Turkey’s heterodox policies came home to roost. Additional reasons for the divergence between commodity prices and EMFX include the fact that EM countries generally tightened policy before the developed markets. This is a very good policy and sets us up for strength in the future. Keep in mind that higher rates combined with strong commodity prices meant these EM economies saw their external accounts boosted yet again. This is a big support for the credit quality of EM hard currency debt. But, until the rate rises stop, hikes will be a headwind to the upside in EM local currency bonds.

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EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

During the 12-month period, the Fund took forward positions in a number of currencies that detracted from performance, and had a slight negative impact on the Fund’s performance for the period.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds and to subscribe to our updates, please visit https://www.vaneck.com/us/en/blogs/emerging-markets-bonds/.

We thoroughly appreciate your participation in the Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.
[2]	J.P. Morgan Government Bond-Emerging Markets Index (GBI-EM) Global Diversified Index tracks local currency bonds issued by emerging markets governments.
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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Emerging Markets Fund (the “Fund”) lost 12.15% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2021, underperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI) 1, which lost 0.28%.

Fund Review

Swift, shifting market sentiment, shaped by the impact of inflation, the timing of normalization as new variants spread globally, and ongoing regulation concerns in China, ultimately had ramifications on stock selection leading to relative underperformance. As the year progressed, investors’ reaction to these forces swung decisively from aggressive growth to value, leaving our structural growth at a reasonable price names unappreciated and overlooked. On a sector level, information technology, consumer discretionary and healthcare detracted from the Fund on a relative basis. On a country level, Kazakhstan, Georgia and the Philippines contributed to relative performance, whereas China, India and the Taiwan region detracted.

The Fund’s top three contributing individual positions during 2021 were:

MediaTek Inc. (4.0% of Fund net assets*), principally involved in the design, manufacturing and distribution of multimedia integrated circuit chipsets, benefitted from industry tailwinds in its products designed for both the mobile and non-mobile sectors. During the year, the company gained market share from capacity-constrained competitors and successfully targeted customers benefitting from Huawei’s issues with the U.S. administration. Product momentum is expected to be strong.

International Container Terminal Services, Inc. (“ICTSI”) (2.6% of Fund net assets*) has become a leading operator, innovator and pioneer in its field of acquiring, developing and operating freight ports and terminals worldwide. The company has a long track record in acquiring terminals and adding substantial value by enhancing its efficiency. The management’s knowledge, skills and expertise also enable them to navigate and operate in different political and economic environments, giving them unique exposure to the long-term structural growth trends in non-G7 trade growth trends. The strong performance over the year further reiterates the non-cyclical nature of this business as global trade normalizes in the post-COVID-19 environment.

Transaction Capital Ltd. (1.3% of Fund net assets*) is a niche financial services company in South Africa with leading positions in its micro-lending and debt collection divisions. During the year, the company outperformed, as lending growth picked up and previous concerns around further asset quality deterioration and provisioning started easing coming out of 2020. Transaction Capital also acquired a 75% stake in WeBuyCars, a used car sales platform with a growing e-commerce presence in South Africa, which opens up new verticals for growth and further improves the outlook for the company.

The Fund’s three weakest performing companies during 2021 were:

A-Living Smart City Services Co., Ltd. (1.3% of Fund net assets*) is a top property manager in China, primarily (but not exclusively) focused on residential property management. The company’s structural growth themes include the following: M&A, benefitting from increased urbanization and limited management contracts, deeper penetration of existing customers with value-added services and expansion into non-residential areas and government contracts. During the year, the company was negatively impacted by the ongoing regulatory upheaval in China, the stock price valuation has contracted, but we have not seen any reason to materially reduce forecasted earning power or growth trajectory.

Alibaba Health Information Technology Ltd. (0.1% of Fund net assets*) is an integrated healthcare information and content service provider in China. The company’s share price languished in the second quarter of the company’s 2021 financial year, as revenue slowed down to 53% in the second half of the 2021 from 74% in the first half of the 2021 due to a high base effect. In addition, the market reacted negatively to management’s conservative gross profit margin guidance, which will likely be capped in the near term due to a product mix shift towards prescription drug sales. We are encouraged by management’s move as they are prioritizing long-term sustainable growth by sacrificing near-term profit growth to go after the online prescription drug market which is very large and underpenetrated with high barriers to entry.

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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

LG Chem Ltd. (“LGC”) (2.7% of Fund net assets*) is an example of a global electric vehicle (“EV”) battery leader the Fund is invested in. The Korean EV battery sector has underperformed since mid-August. We attribute this underperformance to: i) weaker-than-expected sales resulting from semiconductor shortages; ii) competition from alternative battery chemistries, namely lithium iron phosphate (“LFP”) batteries; and iii) anticipation of LG Energy Solution’s IPO which is driving retail investors out of LG Chem.

Market Review

During the period under review, overall optimism about the prospects for the asset class gave way to underlying debate and concern on certain key topics such as normalization, inflation and regulation.

Normalization

Domestic restrictions have followed different paths across emerging markets (“EM”), with China/LatAm now at quite low levels. Rapidly rising immunity should reduce the health consequences of future COVID-19 waves. In part, this is driven by a significant increase in the rate of vaccination in emerging markets. Availability of vaccines and actual vaccination rates have generally surpassed expectations. Looking forward, we have cautious optimism that the worst fears for the new variant will not materialize. Periodic restrictions to economic activity will likely feature along a bumpy road to normalization

Inflation

While global growth has been impressive, driven by a cocktail of year-over-year comparisons, near-normal mobility in the U.S. and continued super-relaxed monetary and fiscal policies, it has not been without challenges. Supply chains were somewhat stretched and vulnerable and previous underinvestment in commodities was coming home to roost in an environment of rapidly accelerating demand. Looking forward, a normalizing supply chain meeting more moderate demand for consumer goods and persistent digitization are amongst the reasons why we are less concerned about strongly persistent inflation in the medium term. Emerging markets are generally in better shape with regards to inflation (with notable exceptions), in part because of a higher food weighting in the Consumer Price Index (“CPI”) basket.

Regulation

The shifting landscape of regulatory action and property angst in China were widely discussed, but not always understood. Indeed, many regulations will ultimately create a better endpoint for fairer, more sustainable industries, but the journey can be arduous and uncertain. Investors do not like uncertainty. Looking forward, we see very significant signs of a policy change in favor of a pro-growth phase in China and that the effect of heightened regulatory tightening that scared and confused the markets is diminishing.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To review timely updates related to the VanEck Emerging Markets Fund, please visit www.vaneck.com/blogs/emerging-markets-equity. To subscribe to VanEck’s emerging markets equity updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

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*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country
11

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Global Resources Fund (the Fund) gained 18.61% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2021, underperforming the S&P ® North American Natural Resources Sector Index (SPGINRTR), 1 which gained 39.95%. Where the Fund’s overweight positioning within renewable and alternative energy—and subsequent underweight positioning within oil and gas—was the largest relative driver of outperformance versus the benchmark in 2020, this year, the opposite held true.

2021 wound up being a year marked with stronger-than-anticipated gains across a variety of the more traditional resources sectors and, in particular, within the traditional energy space where crude oil and natural gas prices notched multi-year highs on strong rebounds in demand. Base and industrial metals as well as many agriculture sub-sectors also contributed to resource portfolios, broadly, as underlying commodity prices strengthened steadily throughout the year.

Renewable and alternative energy companies, on the other hand, faced myriad headwinds including supply chain logistics issues, rising materials costs and stalled policy initiatives. All these factors, when combined and for most companies in the space, created a significant drag on underlying share prices and adversely affected the Fund.

Market Review

Over 2021, U.S. unemployment rates continued to fall, its economy strengthened and, by the fourth quarter, it had strengthened enough that even the Fed’s monetary policy is set to change in 2022. The year was, in particular, marked by the change in sentiment around inflation. While the first half of the year was dominated by considerations around the possible appearance and risk of inflation, the second half was marked by inflation being acknowledged as an actual state of affairs, with “transitory” no longer the operative word.

In China, earlier in the year, the unpredictability of the political climate will continue to slow the economy, but we actually started to see both fiscal and monetary easing in the second half of the year which we think will continue and accelerate into 2022.

Crude Oil

In the first half of the year, crude oil, with prices rising inexorably and U.S. weekly gasoline demand rising, was the dominating factor of the reopening trade. In the second half of the year, we saw the steady march upward continue, with crude oil prices peaking at the end of October and into early November. At the start of the year, estimates for global demand were some 94 million barrels per day. By the end of June, this figure looked to be in the region of 96 million barrels and, by the end of the year, some estimates had it at 99 million barrels per day: a significant change over the 12-month period.

On a global basis, inventories of energy in general, e.g. crude products, coal and natural gas, continued to fall throughout the year, tightening up the physical market. Evidence of this can be found not only in the current situation around natural gas shortages in Europe, but also the pressure on coal and natural gas prices in China.

During the first half of the year, OPEC+ appeared to be on a “glide path”, gradually bringing production back. As with the group’s discipline (and its response, neither one way nor the other, to demands from governments to raise (or reduce) production), this continued into the year’s second half. In contrast with 2021, the year was marked by quite a notable “solidity” within OPEC+.

Gold

The price of gold remained pretty much range-bound during 2021, pivoting around $1,800 per ounce over the second half of the year. Throughout the year, it appeared to be caught (and bounced back and forth) between anticipation of the U.S. Fed raising rates and higher inflation numbers and more negative real rates—with neither dominant.

12

Energy Transition Metals

Demand, and prices, for industrial metals remained high over the year, not least because of inflationary pressures, as they did for energy transition metals, including cobalt, copper, nickel and rare earth metals. The physical markets continued to tighten in energy transition metals, with most displaying a seemingly inexorable rise over the long-term. Although retreating from the highs they saw in the late second quarter, prices still remained at elevated levels relative to those over the last several years. Nickel, for example, finished the year close to its 52-week high.

Grains and Fertilizers

Grain, fertilizer and, indeed, food, prices and their associated equities, were very strong throughout the year, albeit volatile. Having been affected quite strongly by high energy prices during the year, including sporadic shut downs by producers in both China and Europe, the prices of most fertilizers and fertilizer company stocks finished the year close to their all-time highs.

Alternative Energy

Following an exceptional 2020 and, subject as they were going into 2021 to both high expectations and valuations, alternative energy equities suffered from a malaise during the most of the year. We still believe that the energy transition (and alternative energy) should be seen as being more like a marathon than a baseball game—in which progress is measured by miles instead of innings. If 2020 was “Mile 1” with participants “fresh out of the gate” (to mix metaphors), then we are now in “Mile 2”, with the associated realization that there is a long way to go yet. For us, we still see those companies with businesses that are robust, resilient and disciplined as being those that will last the course.

We continued to see further national and international moves towards “Net Zero” targets at both company and government levels. And while, for some, the expectations for the 26th UN Climate Change Conference (COP 26) in Glasgow, Scotland, at the beginning of November may have been high, ours were more tempered. Perhaps sadly, we appear to have been right.

Fund Review

In terms of absolute performance, the strongest positive contributions came from positions in the oil and gas exploration and production, copper and fertilizers and agricultural chemicals sub-industries. The greatest negative contributions were ascribable to positions in gold and renewable energy. Versus the S&P North American Natural Resources Sector Index, while our overweight positioning in both copper and fertilizers and agricultural chemicals led to outperformance, our underweight positioning in the integrated oil and gas and oil and gas storage and transportation sub-industries led to the Fund’s most significant relative underperformance for the year.

The Fund’s top three contributing individual positions were: diversified mining company, Freeport-McMoRan, Inc. (4.3% of Fund net assets*) and oil and gas exploration and production (“E&P”) companies Devon Energy Corp. (3.3% of Fund net assets*) and Diamondback Energy, Inc. (3.4% of Fund net assets*).

Freeport-McMoRan, Inc. together with Devon Energy, Corp. and Diamondback Energy, Inc. benefited from the strengths of copper and crude oil prices respectively. However, as leaders in their respective industries, they also benefited from the tight capital discipline they continued to exercise, each generating strong free cash flow. For Freeport-McMoRan, Inc., as it reaped the rewards of its multi-year restructuring of operations, this enabled it to increase further its financial strength. For the two E&P companies it enabled them to focus on the return of capital to shareholders.

The Fund’s three weakest contributing companies were: solar energy company, Sunrun Inc. (2.1% of Fund net assets*), financial company and climate solutions provider, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (3.5% of Fund net assets*) and solar inverter manufacturer, SolarEdge Technologies, Inc. (3.1% of Fund net assets*). During the year, all three companies continued to suffer from the malaise that hit

13

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

renewable energy companies off the back of an exceptional 2020. In addition, structural growth stories also remained challenged during the second half of the year.

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom up investment approach—seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

For more information or to access investment and timely market insights from the investment team, visit our website and subscribe to our commentaries.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry
14

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

Decemberr 31, 2021 (unaudited)

Dear Shareholder:

The VanEck International Investors Gold Fund (the “Fund”) declined 14.30% (Class A shares, excluding sales charge) during the twelve months ended December 31, 2021, underperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted a loss of 9.37% during the same period.

The Fund’s overweight (relative to the benchmark) position in small-cap, junior companies was a detractor in 2021. In the third quarter of 2021, we took a modest defensive positioning by trimming junior exposure, adding gold bullion and increasing our cash. In the longer term, we expect that our ability to pick winners in the junior gold mining sector should be a significant source of Fund outperformance. The high quality, small-cap companies become acquisition targets for the larger companies. Such transactions generally come with handsome takeover price premiums, generating substantial returns for the shareholders of the target company. In 2021, two of the Fund’s junior holdings Great Bear Resources and Corvus Gold became such targets.

The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a loss of 20.99%.

Gold Sector Overview

Gold started the year strong, rising to a 2021 year high of $1,959 on January 5, which coincided with fresh lows for the U.S. Dollar Index (DXY).3 However, expectations for trillions of U.S. dollars in fiscal spending for pandemic relief, infrastructure and green initiatives, combined with encouraging vaccination progress and fiscal relief boosted consumer sentiment. An optimistic economic outlook in the first quarter drove interest rates higher, allowing the U.S. dollar to strengthen, pushing gold prices down. Gold fell to a year low of $1,677 on March 8. May was the first month that excessive inflation was reported in the economic statistics and gold responded nicely. The Consumer Price Index (CPI) for April surprised the market with a 4.2% annual increase, followed by a higher than expected 5.0% increase in the May CPI. This propelled gold up to $1,900 once again.

Gold’s second quarter rally came to an abrupt end on June 16, following the Federal Open Market Committee (FOMC) announcement for its June 15-16 meeting. The possibility floated of an accelerated rate hike schedule, combined with talks about reducing quantitative easing caught markets by surprise, causing strong moves across most asset classes. In spite of these potential reactions, the Fed continued to view inflationary pressures as transitory. This outlook propelled the U.S. dollar and caused gold to trade below multiple technical support levels. Gold had been trading range-bound around the $1,800 per ounce level, but a so-called “flash crash” during Asian trading hours on August 8 drove it down $60 in a matter of minutes, with it trading as low as $1,690.61 per ounce. Gold managed to climb back above $1,800 per ounce, supported by mounting concern around the impact on growth of the COVID-19 Delta variant.

The gold market spent the rest of the year trying to assess and price-in two different forces: the risk that a tighter Fed policy presents to the economy; and inflation, is it transitory or more persistent and can the Fed combat it? Gold clearly responded to inflationary pressures. However, this was offset by a belief in the market that tighter Fed policies will corral inflation and that the economy is robust enough to withstand higher rates. For example, the headline consumer price index (CPI) climbed from 5.4% to 6.2% from September to October—the fastest pace since 1990. The news, released on November 10, renewed concerns around inflation and gold traded as high as $1,877.15 on November 16. However, following the November 22 nomination of Jerome Powell as Fed chair, and current governor Lael Brainard for vice chair, gold fell over $40 to below $1,800, as these appointments were viewed as positive to the broader markets and the economy. Then, in December, the metal dropped to $1,753 following the FOMC meeting in which the Fed set the stage to begin increasing rates as early as next spring 2022 in order fight rising inflation. However, the selling pressure quickly dissipated and gold rallied to the $1,800 level the following day. Gold’s resilience suggests the Fed might have a tough time in its battle with inflation. Gold closed at $1,829.20 on December 31, 2021, posting a $69.16 (3.64%) loss for the year.

15

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

High gold prices but weak gold stock prices proved to be a boom for the gold companies and a bust for investors. The industry is financially healthy and able to return capital to shareholders in the form of dividends and stock buybacks. However, gold is the primary driver of gold stocks and when sentiment towards gold is low, there is little interest in them. As a result, the NYSE Arca Gold Miners Index declined 9.37% and the MVIS Global Junior Gold Miners Index fell 20.99%. Junior stocks have a tougher time in a weak market and tax-loss selling brought additional pressure late in the year. The underperformance has driven valuations to historic lows, so any pickup in the gold price should bode well for gold stocks.

Fund Review

In the second half of the year, in response to continued gold price consolidation and its amplified impact on the gold equities, the Fund increased its cash allocation and established exposure to gold bullion. At the end of December 2021, cash holdings represented 4.92% of net assets; holdings in gold bullion exchange traded products accounted for 5.11% of net assets; and the balance was invested in precious metals equities.

Newmont (6.8% of Fund net assets*), which is a top holding for the Fund, and Franco Nevada (0.4% of Fund net assets*), both had strong relative performance during the year. Newmont outperformed, gaining 7.42% during the year. The outperformance comes despite the company facing COVID-19-related interruptions and other operational challenges in 2021, which we think speaks to the company’s position as an industry leader and its ability to create value. The company is well run, with high quality assets and a sound business strategy that has delivered strong shareholder returns in the form of dividends and share buy backs. We expect Newmont’s leadership, combined with solid operational and financial results, should continue to attract investor interest in its shares.

Royalty and streaming company Wheaton Precious Metals (5.1% of Fund net assets*) also outperformed (+4.22%). The company’s robust business model and good track record continues to attract investors. In an environment of range-bound gold prices, as 2021 proved to be, the streaming and royalty companies tend to be viewed as a safer gold investment vehicle, with lower share price downside risk relative to the producers, but retaining some of the equity leverage to potentially outperform the metal.

Our top junior position, West African Resources (3.2% of Fund net assets*) was a strong outperformer in 2021 (+19.47%). West African continued a very successful ramp up of its Sanbrado mine in Burkina Faso, with gold production consistently increasing every quarter and total production for 2021 exceeding guidance. In addition, the company released good drill results at Sanbrado and at its feasibility stage Toega project, and in November completed the acquisition of neighboring Kiaka gold project, further enhancing the company’s growth profile.

The Fund also held significant positions in several smaller-cap companies that are not members of the benchmark. As a group, the smaller companies underperformed and this negatively impacted the Fund’s performance during the period. Junior developer Sabina Gold & Silver Corp. (1.2% of Fund net assets*) and junior producer Pure Gold (0.6% of Fund net assets*) were two significant detractors from the Fund’s performance. The Fund held an overweight position in mid-tier producer B2Gold (5.3% of Fund net assets†), which also pushed down returns relative to the benchmark during the year.

B2Gold (5.3% of Fund net assets*) underperformed (-27.01%), despite better than expected operating results that led to a full-year production guidance increase. Most of the underperformance came in the first half of the year, after B2Gold shares were impacted by political instability in Mali and the company commenced arbitration proceedings against the Mali government after being denied an exploration permit in the Fekola region. The company operated without interruptions and the permit denial did not have any negative impacts on the Fekola mine plan, but the market priced in higher risk for the stock. Our long-term outlook for B2Gold is unchanged, as the fundamentals of the company remain robust. Its shares should begin to reflect this outlook. The company announced in December that it has reached an agreement with the government of Mali, which will grant B2Gold a permit to explore the same area covered by the previously denied permit.

Among the junior companies, Pure Gold (0.6% of Fund net assets*) underperformed (-73.00%). The company encountered some operational mining challenges that negatively impacted production during the year.

16

Recent management changes should help rectify these issues, and early signs show positive results. We look forward to upcoming reports to assess the progress the new leadership has made in overcoming these challenges and improving the mine’s performance.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please https://www.vaneck.com/subscribe

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
17

MORNINGSTAR WIDE MOAT FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The VanEck Morningstar Wide Moat Fund (the “Fund”) returned 24.15% (Class Z shares) for the 12 month period ended December 31, 2021. The Fund underperformed the broad U.S. stock market as represented by the S&P 500® Index 1 which posted a 28.71% return.

For the period, the Morningstar® Wide Moat Focus IndexSM (the “Index”) 2 returned 24.10%.

Fund Review

Information technology, followed by Financials and Industrials, were the top contributing sectors to the Fund’s return. While no sectors detracted from returns, the Materials and Utilities sectors contributed the least.

The top five individual stock performance contributors were: Cheniere Energy Inc. (2.6% of Fund net assets*), Wells Fargo & Co. (2.5% of Fund net assets*), Alphabet Inc. (2.5% of Fund net assets*), Pfizer Inc. (no longer held by the fund) and Microsoft Corp. (2.6% of Fund net assets*). Cheniere Energy Inc. (“Cheniere”), the Fund’s top contributor, benefited from a broad energy market recovery in 2021. Operating in the midstream liquefied natural gas (LNG) market, Cheniere has developed a competitive advantage from its long-term take-or-pay contracts with customers. These position the company as a pure toll-taker with limited commodity price risk. The extremely tight LNG markets benefited Cheniere throughout the year as customers in Europe and China competed for supply leaving Cheniere trading at close to Morningstar’s fair value estimate.

The bottom five performance contributors were: Zimmer Biomet Holdings Inc. (2.3% of Fund net assets*), Compass Minerals International Inc. (2.2% of Fund net assets*), The Western Union Co. (2.3% of Fund net assets*), Medtronic PLC (2.1% of Fund net assets*) and Boeing Co. (2.3% of Fund net assets*). The Fund’s top detractor from performance, Zimmer Biomet Holdings Inc., is a market leader in joint replacement implants. The company has struggled through the global pandemic as elective surgeries have been delayed or cancelled altogether. However, the Morningstar Equity Research Team remains confident in its optimistic long-term growth projections for Zimmer Biomet Holding Inc.

Please access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To learn more about Moat Investing and to read our Moat Investing insights, visit our website and subscribe to our Moat Investing updates.

We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao Portfolio Manager	Gregory F. Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

[1]	S&P 500® Index: consists of 500 widely held common stocks covering the leading industries of the U.S. economy (reflects no deduction for fees, expenses or taxes).
[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).
18

NDR MANAGED ALLOCATION FUND

MANAGEMENT DISCUSSION

 December 31, 2021 (unaudited)

The VanEck NDR Managed Allocation Fund (the “Fund”) gained 11.30% (Class A shares, excluding sales charge) for the 12 months ending December 31, 2021. It outperformed its benchmark, 1 comprised of 60% MSCI AC World Daily TR Gross USD Index (MSCI All Country World Index) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays US Aggregate Bond Index), which returned 10.52%.

The Fund was correctly positioned to benefit from the continuation of the bull market with an average equity overweight of 17%. This worked well as the Fund’s equity allocation returned +17.87% versus the -1.82% return for its bond allocation. Within equities, the Fund was most overweight the U.S. This also helped relative performance, as the U.S. equity allocation returned +23.36% and outpaced the MSCI All Country World Index, which returned +18.54%. The equity allocation within the U.S. detracted from relative performance and lagged the Russell 3000 Total Return Index, which returned +25.66%. The relative underperformance was due to the Fund’s market cap and style positioning.

The NDR Managed Allocation Fund will be closed in 2022. We thank you for your investment in the Fund and wish you a happy and healthy New Year.

David Schassler Portfolio Manager	John Lau Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 60% MSCI AC World Daily TR Gross USD Index (MSCI All Country World Index) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays US Aggregate Bond Index). The ACWI represents large- and mid-cap companies across developed and emerging market countries. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
19

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*	Class Y*	CMCITR
One Year	32.96%	25.31%	33.07%	33.14%	34.88%
Five Year	6.58%	5.33%	6.86%	6.79%	8.02%
Ten Year	(1.22)%	(1.81)%	(0.94)%	(0.98)%	0.16%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across commodity components from various sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

20

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	(4.57)%	(10.06)%	(4.30)%
Five Year	4.59%	3.36%	4.87%
Life^	2.26%	1.62%	2.55%

Average Annual Total Return	Class Y*	50% EMBI 50% GBI-EM	GBI-EM	EMBI
One Year^	(4.33)%	(5.30)%	(8.75)%	(1.80)%
Five Year^	4.83%	3.79%	2.82%	4.65%
Life^	2.49%	2.44%	0.11%	4.69%

*	Class is not subject to a sales charge

^	Since July 9, 2012 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

The 50/50 benchmark Index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments (reflects no deduction for fees, expenses or taxes).

J.P. Morgan Emerging Markets Bond Index Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark (reflects no deduction for fees, expenses or taxes).

21

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(12.15)%	(17.20)%	(12.87)%	(13.67)%
Five Year	8.75%	7.47%	7.90%	7.90%
Ten Year	6.64%	6.01%	5.77%	5.77%

Average Annual Total Return	Class I*	Class Y*	Class Z*	MSCI EM IMI
One Year	(11.76)%	(11.84)%	(11.66)%	(0.28)%
Five Year	9.27%	9.17%	n/a	10.06%
Ten Year	7.15%	7.00%	n/a	5.71%
Life^	n/a	n/a	4.65%	n/a

*	Class is not subject to a sales charge
^	Class Z since September 16, 2019

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across emerging markets countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country.

22

GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	18.61%	11.79%	17.67%	16.67%
Five Year	1.81%	0.61%	0.99%	0.99%
Ten Year	(0.47)%	(1.06)%	(1.27)%	(1.27)%

Average Annual Total Return	Class I*	Class Y*	SPGINRTR	MSCI ACWI
One Year	19.12%	18.92%	39.95%	19.04%
Five Year	2.25%	2.06%	1.27%	14.97%
Ten Year	(0.07)%	(0.23)%	1.27%	12.44%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry (reflects no deduction for fees, expenses or taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

23

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(14.30)%	(19.23)%	(14.89)%	(15.68)%
Five Year	9.69%	8.40%	8.88%	8.88%
Ten Year	(2.27)%	(2.85)%	(3.00)%	(3.00)%

Average Annual Total Return	Class I*	Class Y*	GDMNTR	MSCI ACWI
One Year	(13.94)%	(14.02)%	(9.37)%	19.04%
Five Year	10.14%	10.01%	10.10%	14.97%
Ten Year	(1.86)%	(1.98)%	(3.50)%	12.44%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

24

MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class I*	Class Z*	MWMFTR	SPTR
One Year	24.04%	24.15%	24.81%	28.71%
Life^ (annualized)	18.18%	18.31%	18.96%	17.94%

*	Class is not subject to a sales charge

^	Since November 6, 2017 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception: Class Z)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I shares will vary from that of the Class Z shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

Morningstar® Wide Moat Focus Index (MWMFTR) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).

S&P 500® Index (SPTR) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

25

NDR MANAGED ALLOCATION FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	11.30%	4.90%	11.66%
Five Year	7.24%	5.98%	7.57%
Life^	7.37%	6.25%	7.69%

Average Annual Total Return	Class Y*	60% MSCI 40% BB US	LBUSTRUU	MSCI ACWI
One Year^	11.59%	10.52%	(1.54)%	19.04%
Five Year^	7.51%	10.57%	3.57%	14.97%
Life^	7.64%	10.10%	2.95%	14.66%

*	Class is not subject to a sales charge

^	Since May 11, 2016 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 27 for more information.

The 60/40 benchmark index (60% MSCI/40% BB US) is a blended index consisting of 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU). MSCI ACWI captures large- and mid-capitalization representation across Developed Markets (DM) and Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI is a gross return index which reinvests as much as possible of a company’s gross dividend distributions (reflects no deduction for fees, expenses or taxes). Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities (reflects no deduction for fees, expenses or taxes).

26

VANECK FUNDS

ABOUT FUND PERFORMANCE

(unaudited)

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund may reflect temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The CM Commodity Index Fund index is published by Bloomberg Finance L.P (Bloomberg). The Emerging Markets Fund index is published by MSCI Inc. (MSCI). The Global Resources Fund index is published by S&P®. The International Investors Gold Fund index is published by ICE Data Indices, LLC (ICE Data). The Emerging Markets Bond Fund index is published by J.P. Morgan. The Morningstar Wide Moat Fund index is published by Morningstar. The NDR Managed Allocation Fund index is published by MSCI and Bloomberg.

Bloomberg, MSCI, S&P, ICE Data, J.P. Morgan, and Morningstar are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

27

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
CM Commodity Index Fund
Class A
Actual	$1,000.00	$1,071.90	0.95%	$4.96
Hypothetical(b)	$1,000.00	$1,020.42	0.95%	$4.84
Class I
Actual	$1,000.00	$1,072.60	0.65%	$3.40
Hypothetical(b)	$1,000.00	$1,021.93	0.65%	$3.31
Class Y
Actual	$1,000.00	$1,072.40	0.70%	$3.66
Hypothetical(b)	$1,000.00	$1,021.68	0.70%	$3.57
Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$953.00	1.31%	$6.45
Hypothetical(b)	$1,000.00	$1,018.60	1.31%	$6.67
Class I
Actual	$1,000.00	$954.20	0.97%	$4.78
Hypothetical(b)	$1,000.00	$1,020.32	0.97%	$4.94
Class Y
Actual	$1,000.00	$954.40	1.06%	$5.22
Hypothetical(b)	$1,000.00	$1,019.86	1.06%	$5.40
Emerging Markets Fund
Class A
Actual	$1,000.00	$842.70	1.48%	$6.87
Hypothetical(b)	$1,000.00	$1,017.74	1.48%	$7.53
Class C
Actual	$1,000.00	$839.00	2.29%	$10.61
Hypothetical(b)	$1,000.00	$1,013.66	2.29%	$11.62
Class I
Actual	$1,000.00	$844.80	1.00%	$4.65
Hypothetical(b)	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$844.40	1.10%	$5.11
Hypothetical(b)	$1,000.00	$1,019.66	1.10%	$5.60
Class Z
Actual	$1,000.00	$845.40	0.90%	$4.19
Hypothetical(b)	$1,000.00	$1,020.67	0.90%	$4.58
Environmental Sustainability Fund
Class A
Actual (c)	$1,000.00	$969.60	1.26%	$5.81
Hypothetical(b)	$1,000.00	$1,018.85	1.26%	$6.41
Class I
Actual (c)	$1,000.00	$971.20	0.96%	$4.43
Hypothetical(b)	$1,000.00	$1,020.37	0.96%	$4.89
Class Y
Actual (c)	$1,000.00	$970.80	1.06%	$4.89
Hypothetical(b)	$1,000.00	$1,019.86	1.06%	$5.40
29

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Global Resources Fund
Class A
Actual	$1,000.00	$997.10	1.38%	$6.95
Hypothetical(b)	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$993.20	2.20%	$11.05
Hypothetical(b)	$1,000.00	$1,014.12	2.20%	$11.17
Class I
Actual	$1,000.00	$999.30	0.95%	$4.79
Hypothetical(b)	$1,000.00	$1,020.42	0.95%	$4.84
Class Y
Actual	$1,000.00	$998.40	1.13%	$5.69
Hypothetical(b)	$1,000.00	$1,019.51	1.13%	$5.75
International Investors Gold Fund
Class A
Actual	$1,000.00	$967.10	1.36%	$6.74
Hypothetical(b)	$1,000.00	$1,018.35	1.36%	$6.92
Class C
Actual	$1,000.00	$964.10	2.16%	$10.69
Hypothetical(b)	$1,000.00	$1,014.32	2.16%	$10.97
Class I
Actual	$1,000.00	$969.90	1.00%	$4.97
Hypothetical(b)	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$969.80	1.08%	$5.36
Hypothetical(b)	$1,000.00	$1,019.76	1.08%	$5.50
VanEck Morningstar Wide Moat Fund
Class I
Actual	$1,000.00	$1,038.80	0.59%	$3.03
Hypothetical(b)	$1,000.00	$1,022.23	0.59%	$3.01
Class Z
Actual	$1,000.00	$1,039.30	0.49%	$2.52
Hypothetical(b)	$1,000.00	$1,022.74	0.49%	$2.50
VanEck NDR Managed Allocation Fund
Class A
Actual	$1,000.00	$1,019.80	1.15%	$5.85
Hypothetical(b)	$1,000.00	$1,019.41	1.15%	$5.85
Class I
Actual	$1,000.00	$1,021.30	0.85%	$4.33
Hypothetical(b)	$1,000.00	$1,020.92	0.85%	$4.33
Class Y
Actual	$1,000.00	$1,021.00	0.90%	$4.58
Hypothetical(b)	$1,000.00	$1,020.67	0.90%	$4.58

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from July 14, 2021 (commencement of operations) to December 31, 2021) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
30

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

	Par (000’s)	Value
Short-Term Investments: 99.1%
United States Treasury Obligations: 95.2%
United States Treasury Bills
0.00%, 01/25/22	$25,000	$24,999,790
0.00%, 02/01/22 (a)	30,000	29,999,517
0.00%, 02/15/22 (a)	30,000	29,999,194
0.00%, 04/19/22	50,000	49,990,430
0.00%, 04/26/22	60,000	59,986,817
0.01%, 01/20/22 (a)	30,000	29,999,248
0.01%, 01/27/22 (a)	45,000	44,998,537
0.01%, 03/08/22	35,000	34,997,200
0.01%, 03/10/22 (a)	50,000	49,996,562
0.04%, 02/24/22 (a)	50,000	49,996,115
0.05%, 02/03/22 (a)	35,000	34,998,556
0.05%, 02/10/22 (a)	50,000	49,997,500
0.05%, 02/17/22 (a)	40,000	39,997,651
0.05%, 03/03/22 (a)	50,000	49,996,517
0.05%, 03/24/22 (a)	45,000	44,994,900
		624,948,534
	Number of Shares	Value
Money Market Fund: 3.9%
Invesco Treasury Portfolio - Institutional Class	25,677,075	$25,677,075
Total Investments Before Collateral for Securities Loaned: 99.1% (Cost: $650,616,681)		650,625,609

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $151)
Money Market Fund: 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio	151	151
Total Short-Term Investments: 99.1% (Cost: $650,616,832)		650,625,760
Other assets less liabilities: 0.9%		5,744,000
NET ASSETS: 100.0%		$656,369,760

Total Return Swap Contracts

Long Exposure

	Reference	Notional	Rate paid by	Payment	Termination	Unrealized	% of Net
Counterparty	Obligation	Amount	the Fund (b)	Frequency	Date	Appreciation	Assets
UBS	UBS Bloomberg Constant Maturity Index Total Return	$652,613,000	0.49%	Monthly	01/19/22	$6,078,183	0.9%

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $121,993,548.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: 3-Month T-Bill rate + 0.40%.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government Activity	96.1%	$624,948,534
Money Market Fund	3.9	25,677,075
	100.0%	$650,625,609

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$624,948,534	$—	$624,948,534
Money Market Funds	25,677,226	—	—	25,677,226
Total Investments	$25,677,226	$624,948,534	$—	$650,625,760
Other Financial Instruments:
Total Return Swap Contracts	$—	$6,078,183	$—	$6,078,183

See Notes to Financial Statements

31

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

		Par (000’s)	Value
CORPORATE BONDS: 40.5%
Argentina: 1.6%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	73	$57,947
YPF SA Reg S 8.50%, 07/28/25	USD	244	183,612
			241,559
Bahrain: 0.5%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	71	77,052
Brazil: 2.7%
Atento Luxco 1 SA 144A 8.00%, 02/10/26	USD	142	151,853
CSN Inova Ventures Reg S 6.75%, 01/28/28	USD	100	105,197
Suzano Austria GmbH 6.00%, 01/15/29 †	USD	128	148,352
			405,402
Cayman Islands: 1.7%
DP World Crescent Ltd. Reg S 3.88%, 07/18/29	USD	236	252,107
Chile: 1.8%
Cencosud SA Reg S 4.38%, 07/17/27	USD	100	107,226
Colbun SA 144A 3.15%, 01/19/32	USD	58	57,474
Empresa Nacional del Petroleo Reg S 5.25%, 11/06/29	USD	96	103,800
			268,500
China: 1.0%
China Evergrande Group Reg S 8.25%, 03/23/22	USD	331	64,545
Kaisa Group Holdings Ltd. Reg S 8.50%, 06/30/22	USD	317	84,797
			149,342
Colombia: 1.7%
Colombia Telecomunicaciones SA ESP Reg S 4.95%, 07/17/30	USD	110	109,341
Ecopetrol SA 4.62%, 11/02/31	USD	37	36,038
Promigas SA ESP / Gases del Pacifico SAC Reg S 3.75%, 10/16/29	USD	120	117,957
			263,336
Cyprus: 0.1%
MHP Lux SA Reg S 6.25%, 09/19/29	USD	14	13,272
Georgia: 0.8%
Georgia Global Utilities JSC 144A 7.75%, 07/30/25	USD	115	121,891
		Par (000’s)	Value
Hong Kong: 0.6%
Shimao Group Holdings Ltd. Reg S 5.60%, 07/15/26	USD	137	$84,940
India: 1.0%
Periama Holdings LLC Reg S 5.95%, 04/19/26	USD	138	147,264
Indonesia: 3.0%
Pertamina Persero PT Reg S 6.00%, 05/03/42	USD	130	159,198
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara Reg S 6.15%, 05/21/48	USD	126	155,663
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	133	146,217
			461,078
Ireland: 1.0%
Aragvi Finance International DAC 144A 8.45%, 04/29/26	USD	145	149,153
Kazakhstan: 1.4%
Development Bank of Kazakhstan JSC 144A 10.95%, 05/06/26	KZT	93,500	214,264
Luxembourg: 1.1%
MC Brazil Downstream Trading SARL 144A 7.25%, 06/30/31	USD	173	172,516
Malaysia: 2.1%
Petronas Capital Ltd. Reg S
2.48%, 01/28/32 †	USD	238	239,078
3.50%, 04/21/30	USD	80	86,640
			325,718
Mexico: 4.8%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d)	USD	380	8
Petroleos Mexicanos
6.49%, 01/23/27	USD	236	252,026
6.62%, 06/15/35	USD	179	172,287
6.88%, 08/04/26	USD	207	227,875
7.69%, 01/23/50	USD	80	77,358
			729,554
Nigeria: 0.7%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	102	102,102
Norway: 0.3%
DNO ASA 144A Reg S 7.88%, 09/09/26	USD	50	51,500
Qatar: 1.5%
Qatar Energy 144A 2.25%, 07/12/31	USD	238	236,358
Saudi Arabia: 2.4%
Dar Al-Arkan Sukuk Co. Ltd. Reg S

See Notes to Financial Statements

32

		Par (000’s)		Value
Saudi Arabia (continued)
6.75%, 02/15/25	USD	140		$145,897
Saudi Arabian Oil Co. 144A 4.25%, 04/16/39	USD	198		223,709
				369,606
Singapore: 0.9%
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	140		143,727
South Africa: 1.8%
Eskom Holdings SOC Ltd. 144A 8.45%, 08/10/28	USD	254		274,353
South Korea: 1.0%
LG Chem Ltd. Reg S 2.38%, 07/07/31	USD	159		156,769
Taiwan: 0.5%
TSMC Global Ltd. Reg S 2.25%, 04/23/31	USD	73		72,467
Thailand: 1.0%
GC Treasury Center Co. Ltd. Reg S 2.98%, 03/18/31	USD	42		42,529
PTTEP Treasury Center Co. Ltd. Reg S 2.59%, 06/10/27	USD	107		109,187
				151,716
United Arab Emirates: 1.0%
Alpha Star Holding III Ltd. Reg S 6.25%, 04/20/22	USD	151		151,982
United Kingdom: 0.8%
AngloGold Ashanti Holdings Plc 3.38%, 11/01/28	USD	119		118,005
United States: 0.9%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	133		138,692
Uzbekistan: 0.8%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	130		126,046
Total Corporate Bonds (Cost: $6,366,158)				6,170,271

GOVERNMENT OBLIGATIONS: 54.5%
Angola: 0.5%
Angolan Government International Bond 144A 9.50%, 11/12/25	USD	76		81,582
Argentina: 0.9%
Argentine Republic Government International Bond 2.50%, 07/09/41 (s)	USD	374		132,583
Provincia de Buenos Aires Reg S
3.50%, 09/01/37 (s)	USD	0	(a)	166
		Par (000’s)		Value
Argentina (continued)
3.90%, 09/01/37 (s)	USD	0	(a)	$32
				132,781
Armenia: 0.2%
Republic of Armenia Treasury Bonds 8.00%, 10/29/31	AMD	17,610		32,332
Azerbaijan: 0.7%
Republic of Azerbaijan International Bond Reg S 3.50%, 09/01/32	USD	104		105,525
Bolivia: 0.1%
Bolivian Government International Bond Reg S 4.50%, 03/20/28	USD	24		22,080
Brazil: 4.6%
Brazil Notas do Tesouro Nacional, Series F 10.00%, 01/01/23	BRL	1,404		236,076
Brazilian Government International Bond
4.62%, 01/13/28	USD	331		346,208
5.62%, 01/07/41 †	USD	112		114,636
				696,920
Colombia: 1.6%
Colombia Government International Bond
3.12%, 04/15/31	USD	150		134,922
5.20%, 05/15/49	USD	58		53,490
6.12%, 01/18/41	USD	53		54,690
				243,102
Costa Rica: 0.4%
Costa Rica Government International Bond Reg S 6.12%, 02/19/31	USD	54		54,675
Czech Republic: 1.9%
Czech Republic Government Bond 1.20%, 03/13/31	CZK	5,600		221,059
Czech Republic Government Bond Reg S 0.95%, 05/15/30	CZK	1,680		65,668
				286,727
Dominican Republic: 1.4%
Dominican Republic International Bond Reg S 6.85%, 01/27/45	USD	196		216,580
Ecuador: 2.5%
Ecuador Government International Bond 144A 5.00%, 07/31/30 (s)	USD	179		148,794
Ecuador Government International Bond Reg S 5.00%, 07/31/30 (s)	USD	278		231,087
				379,881

See Notes to Financial Statements

33

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s)	Value
Egypt: 1.3%
Egypt Government International Bond Reg S 8.88%, 05/29/50	USD	214	$194,911
El Salvador: 1.9%
El Salvador Government International Bond Reg S
5.88%, 01/30/25	USD	118	74,341
7.12%, 01/20/50	USD	67	36,851
8.62%, 02/28/29	USD	113	69,496
9.50%, 07/15/52	USD	182	111,477
			292,165
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28	29,149
Georgia: 0.8%
Georgia Treasury Bond 8.00%, 02/04/23	GEL	404	129,357
Ghana: 0.7%
Ghana Government International Bond 144A 8.62%, 04/07/34	USD	135	110,124
Guatemala: 0.4%
Guatemala Government Bond Reg S 4.50%, 05/03/26	USD	56	59,081
Hungary: 1.4%
Hungary Government International Bond 144A 2.12%, 09/22/31 †	USD	223	219,917
Israel: 1.8%
Israel Government Bond 1.50%, 05/31/37	ILS	517	159,363
Israel Government International Bond 4.50%, 01/30/43	USD	92	118,082
			277,445
Jamaica: 0.4%
Jamaica Government International Bond 7.88%, 07/28/45	USD	40	55,550
Jordan: 0.3%
Jordan Government International Bond Reg S 4.95%, 07/07/25	USD	40	41,422
Kazakhstan: 0.2%
Kazakhstan Government Bond 10.40%, 05/19/27	KZT	10,000	23,166
Kenya: 0.4%
Republic of Kenya Government International Bond 144A 7.00%, 05/22/27	USD	52	55,040
		Par (000’s)	Value
Kuwait: 0.6%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	87	$94,913
Malaysia: 3.1%
Malaysia Government Bond 3.48%, 06/14/24	MYR	1,920	468,149
Oman: 1.6%
Oman Government International Bond 144A
6.25%, 01/25/31	USD	163	178,512
7.38%, 10/28/32	USD	57	66,575
			245,087
Pakistan: 0.3%
Pakistan Government International Bond 144A 7.38%, 04/08/31	USD	42	41,806
Paraguay: 0.4%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	52	58,565
Peru: 1.6%
Peru Government International Bond Reg S 5.40%, 08/12/34	PEN	800	183,007
Peruvian Government International Bond Reg S 6.90%, 08/12/37	PEN	250	63,798
			246,805
Philippines: 3.0%
Philippine Government International Bond
3.90%, 11/26/22	PHP	9,924	194,382
6.25%, 01/14/36	PHP	12,044	264,131
			458,513
Poland: 1.5%
Republic of Poland Government Bond 0.25%, 10/25/26	PLN	1,058	221,150
Qatar: 1.7%
Qatar Government International Bond 144A
3.25%, 06/02/26	USD	81	86,365
4.62%, 06/02/46	USD	61	77,288
Qatar Government International Bond Reg S 3.25%, 06/02/26	USD	93	99,159
			262,812
Romania: 0.7%
Romania Government Bond 3.25%, 06/24/26	RON	485	105,013
Saudi Arabia: 1.5%
Saudi Government International Bond 144A
3.25%, 11/17/51	USD	198	195,649
5.00%, 04/17/49	USD	32	40,676
			236,325

See Notes to Financial Statements

34

		Par (000’s)	Value
Senegal: 0.3%
Senegal Government International Bond 144A 6.25%, 05/23/33	USD	42	$43,334
Singapore: 0.5%
Singapore Government Bond 3.50%, 03/01/27	SGD	100	81,711
South Africa: 1.6%
Republic of South Africa Government International Bond
5.75%, 09/30/49	USD	148	142,709
6.25%, 03/08/41	USD	97	103,126
			245,835
South Korea: 0.9%
Export-Import Bank of Korea 0.62%, 02/09/26	USD	138	133,552
Sri Lanka: 2.0%
Sri Lanka Government International Bond Reg S 5.88%, 07/25/22 †	USD	454	309,742
Thailand: 1.5%
Thailand Government Bond
0.95%, 06/17/25	THB	4,000	119,875
2.88%, 12/17/28	THB	3,420	110,312
			230,187
Ukraine: 1.3%
Ukraine Government Bond 10.00%, 08/23/23	UAH	5,600	198,220
United Arab Emirates: 1.4%
Emirate of Dubai Government International Bonds Reg S 3.90%, 09/09/50	USD	165	158,606
United Arab Emirates International Government Bond 144A 2.00%, 10/19/31	USD	52	51,969
			210,575
Uruguay: 1.2%
Uruguay Government International Bond
		Par (000’s)	Value
Uruguay (continued)
8.25%, 05/21/31	UYU	3,043	$65,837
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	4,951	110,395
			176,232
Uzbekistan: 0.7%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	1,150,000	107,988
Zambia: 2.5%
Zambia Government Bond
13.00%, 01/25/31	ZMW	7,765	300,528
13.00%, 09/20/31	ZMW	470	17,912
14.00%, 05/31/36	ZMW	1,520	56,431
			374,871
Total Government Obligations (Cost: $8,422,354)			8,290,897

		Number of Shares
MONEY MARKET FUND: 3.9% (Cost: $596,641)
Invesco Treasury Portfolio-Institutional Class		596,641	596,641

Total Investments Before Collateral for Securities Loaned: 98.9% (Cost: $15,385,153)			15,057,809

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.7% (Cost: $568,095)
Money Market Fund: 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio		568,095	568,095
Total Investments: 102.6% (Cost: $15,953,248)			15,625,904
Liabilities in excess of other assets: (2.6)%			(391,480)
NET ASSETS: 100.0%			$15,234,424

See Notes to Financial Statements

35

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

AMD	Armenian Dram
BRL	Brazilian Real
CZK	Czech Koruna
GEL	Georgian Lari
ILS	Israeli Shekel
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SGD	Singapore Dollar
THB	Thai Baht
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
†	Security fully or partially on loan. Total market value of securities on loan is $1,031,725.
(d)	Security in default
(a)	Amount is less than 1,000
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,473,934, or 22.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	4.8%	$718,115
Consumer Cyclicals	0.8	126,046
Consumer Non-Cyclicals	0.8	120,498
Energy	15.4	2,318,715
Financials	8.6	1,288,940
Government Activity	55.1	8,290,897
Industrials	2.1	321,669
Real Estate	1.1	169,738
Technology	1.4	216,194
Utilities	5.9	890,356
Money Market Fund	4.0	596,641
	100.0%	$15,057,809

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$6,170,271	$—	$6,170,271
Government Obligations *	—	8,290,897	—	8,290,897
Money Market Funds	1,164,736	—	—	1,164,736
Total Investments	$1,164,736	$14,461,168	$—	$15,625,904

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

36

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 96.0%
Argentina: 3.1%
MercadoLibre, Inc. (USD) *	50,170	$67,649,228
Brazil: 5.7%
Fleury SA #	4,849,300	15,623,767
Infracommerce CXAAS SA # *	2,271,600	7,101,178
JSL SA #	13,446,500	18,096,157
Locaweb Servicos de Internet SA 144A # *	4,332,300	10,051,056
Movida Participacoes SA # *	7,602,900	21,462,573
Rede D’Or Sao Luiz SA 144A #	2,123,700	17,057,419
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA #	13,658,600	29,158,840
Vasta Platform Ltd. (USD) * † ‡	949,496	4,016,368
Westwing Comercio Varejista Ltda # *	3,766,100	2,358,633
		124,925,991
China: 26.3%
Alibaba Health Information Technology Ltd. (HKD) # *	2,288,000	1,937,843
A-Living Smart City Services Co. Ltd. (HKD) 144A #	16,533,000	28,244,747
China Animal Healthcare Ltd. (HKD) # *∞	8,365,994	1
China Conch Venture Holdings Ltd. (HKD) #	2,031,000	9,934,102
China Education Group Holdings Ltd. (HKD) #	36,058,000	58,594,459
China Feihe Ltd. (HKD) 144A #	10,164,000	13,637,043
Fu Shou Yuan International Group Ltd. (HKD) #	23,211,000	18,241,229
GDS Holdings Ltd. (HKD) # *	3,697,600	21,420,972
Meituan (HKD) 144A # *	335,500	9,701,812
NetEase, Inc. (HKD) #	1,357,400	27,444,766
Pharmaron Beijing Co. Ltd. (HKD) 144A #	1,602,000	24,739,136
Ping An Bank Co. Ltd. #	10,076,583	26,052,154
Prosus NV (EUR) #	947,647	78,488,865
Qingdao TGOOD Electric Co. Ltd. #	4,535,310	17,693,625
Shandong Head Co. Ltd. # *	1,038,575	10,024,285
Shanghai Baosight Software Co. Ltd. #	4,273,006	40,768,117
Sungrow Power Supply Co. Ltd. #	605,824	13,864,349
Tencent Holdings Ltd. (HKD) #	882,800	51,512,353
Topsports International Holdings Ltd. (HKD) 144A #	21,041,000	21,311,054
Wuxi Biologics Cayman, Inc. (HKD) 144A # *	2,387,000	28,259,440
Wuxi Shangji Automation Co. Ltd. #	263,482	6,897,350
Yifeng Pharmacy Chain Co. Ltd. #	3,843,269	33,218,142
Yum China Holdings, Inc. (HKD) #	528,950	25,980,145
Zai Lab Ltd. (HKD) # *	183,700	11,712,641
		579,678,630
	Number of Shares	Value
Egypt: 2.6%
Cleopatra Hospital *	52,387,115	$16,339,711
Commercial International Bank Egypt SAE # *	8,839,082	29,748,698
Fawry for Banking & Payment Technology Services SAE # *	9,776,401	7,976,669
Juhayna Food Industries # *	5,355,840	2,611,146
		56,676,224
Georgia: 1.7%
Bank of Georgia Group Plc (GBP)	1,332,197	30,077,296
Georgia Capital Plc (GBP) # *	783,997	7,530,184
		37,607,480
Germany: 2.2%
Delivery Hero SE 144A # *	435,700	48,227,865
Hungary: 1.1%
OTP Bank Nyrt # *	491,400	25,057,120
India: 12.0%
Cholamandalam Investment and Finance Co. Ltd. #	3,533,500	24,634,490
HDFC Bank Ltd. #	3,018,000	59,812,623
HDFC Bank Ltd. (ADR)	751,000	48,867,570
Oberoi Realty Ltd. # *	1,445,400	16,672,095
Phoenix Mills Ltd. #	1,265,800	16,769,305
Reliance Industries Ltd. #	3,052,866	96,993,427
		263,749,510
Indonesia: 2.0%
Bank BTPN Syariah Tbk PT #	176,500,000	44,326,617
Kazakhstan: 2.0%
Kaspi.kz JSC (USD) (GDR)	373,540	43,330,640
Kenya: 0.1%
Safaricom Plc #	6,669,400	2,236,779
Kuwait: 0.5%
Humansoft Holding Co. KSC	995,490	10,615,048
Mexico: 2.5%
Qualitas Controladora SAB de CV †	3,805,558	19,266,154
Regional SAB de CV	6,806,900	35,301,932
		54,568,086
Philippines: 3.4%
Bloomberry Resorts Corp. # *	131,898,200	16,299,190
International Container Terminal Services, Inc.	14,853,240	58,256,567
		74,555,757
Poland: 0.6%
InPost SA (EUR) # *	1,152,300	13,837,624
Russia: 5.5%
Detsky Mir PJSC 144A #	11,544,900	19,137,449
Fix Price Group Ltd. (USD) (GDR) †	3,811,800	28,779,090
Sberbank of Russia PJSC (ADR) #	3,240,000	51,985,774
Yandex NV (USD) *	358,700	21,701,350
		121,603,663
South Africa: 1.3%
Transaction Capital Ltd. #	9,716,596	27,532,514

See Notes to Financial Statements

37

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
South Korea: 5.9%
Doosan Fuel Cell Co. Ltd. # * †	395,260	$15,929,542
LG Chem Ltd. # *	114,210	59,042,187
NAVER Corp. # *	149,450	47,438,617
Samsung SDI Co. Ltd. # *	15,290	8,409,070
		130,819,416
Taiwan: 13.5%
Chroma ATE, Inc. #	2,715,000	19,579,618
MediaTek, Inc. #	2,053,000	88,093,217
Poya International Co. Ltd. #	1,759,156	26,957,126
Sea Ltd. (ADR) *	134,150	30,010,697
Taiwan Semiconductor Manufacturing Co. Ltd. #	5,262,000	116,400,673
Wiwynn Corp. #	424,000	17,054,338
		298,095,669
Tanzania: 1.6%
Helios Towers Plc (GBP) * †	15,357,647	35,754,229
Turkey: 2.4%
Agesa Hayat ve Emeklilik AS	3,102,147	4,811,857
MLP Saglik Hizmetleri AS 144A * ‡	10,730,392	24,220,236
Sok Marketler Ticaret AS	11,860,809	11,395,486
Tofas Turk Otomobil Fabrikasi AS	2,259,100	12,927,196
		53,354,775
United Kingdom: 0.0%
Hirco Plc # *∞	812,346	1
Total Common Stocks (Cost: $1,813,789,216)		2,114,202,866
	Number of Shares	Value
PREFERRED SECURITIES: 3.9%
Brazil: 0.4%
Raizen SA, # *	7,934,000	$9,136,772
South Korea: 3.5%
Samsung Electronics Co. Ltd., #	1,284,830	76,814,408
Total Preferred Securities (Cost: $90,244,029)		85,951,180

MONEY MARKET FUND: 1.0% (Cost: $21,996,944)
Invesco Treasury Portfolio - Institutional Class	21,996,944	21,996,944

Total Investments Before Collateral for Securities Loaned: 100.9% (Cost: $1,926,030,189)		2,222,150,990

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $940,250)
Money Market Fund: 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio	940,250	940,250
Total Investments: 100.9% (Cost: $1,926,970,439)		2,223,091,240
Liabilities in excess of other assets: (0.9)%		(20,834,870)
NET ASSETS: 100.0%		$2,202,256,370

Definitions:
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,696,833,391 which represents 77.0% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $17,674,230.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $244,587,257, or 11.1% of net assets.

See Notes to Financial Statements

38

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	10.0%	$223,199,968
Consumer Discretionary	20.2	449,284,757
Consumer Staples	2.7	60,861,815
Energy	4.8	106,130,199
Financials	19.6	435,004,984
Health Care	6.3	139,890,195
Industrials	9.2	205,130,729
Information Technology	20.3	449,898,779
Materials	3.1	69,066,473
Real Estate	2.8	61,686,147
Money Market Fund	1.0	21,996,944
	100.0%	$2,222,150,990

Transactions in securities of affiliates for the period ended December 31, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
MLP Saglik Hizmetleri AS	$–(a)	$4,041,170	$–	$–	$–	$(4,785,694)	$24,220,236
Vasta Platform Ltd.	–(a)	2,590,887	(134,306)	(553,679)	–	(9,679,326)	4,016,368
	$–	$6,632,057	$(134,306)	$(553,679)	$–	$(14,465,020)	$28,236,604

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

See Notes to Financial Statements

39

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$67,649,228	$—	$—	$67,649,228
Brazil	4,016,368	120,909,623	—	124,925,991
China	—	579,678,629	1	579,678,630
Egypt	16,339,711	40,336,513	—	56,676,224
Georgia	30,077,296	7,530,184	—	37,607,480
Germany	—	48,227,865	—	48,227,865
Hungary	—	25,057,120	—	25,057,120
India	48,867,570	214,881,940	—	263,749,510
Indonesia	—	44,326,617	—	44,326,617
Kazakhstan	43,330,640	—	—	43,330,640
Kenya	—	2,236,779	—	2,236,779
Kuwait	10,615,048	—	—	10,615,048
Mexico	54,568,086	—	—	54,568,086
Philippines	58,256,567	16,299,190	—	74,555,757
Poland	—	13,837,624	—	13,837,624
Russia	50,480,440	71,123,223	—	121,603,663
South Africa	—	27,532,514	—	27,532,514
South Korea	—	130,819,416	—	130,819,416
Taiwan	30,010,697	268,084,972	—	298,095,669
Tanzania	35,754,229	—	—	35,754,229
Turkey	53,354,775	—	—	53,354,775
United Kingdom	—	—	1	1
Preferred Securities *	—	85,951,180	—	85,951,180
Money Market Funds	22,937,194	—	—	22,937,194
Total Investments	$526,257,849	$1,696,833,389	$2	$2,223,091,240

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

40

VANECK ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 93.0%
Australia: 4.0%
Allkem Ltd. # *	13,371	$101,426
Ecograf Ltd. # *	86,700	42,599
Piedmont Lithium, Inc. (USD) *	1,200	62,952
		206,977
Canada: 1.4%
Ballard Power Systems, Inc. (USD) * †	1,900	23,864
Burcon NutraScience Corp. * †	3,000	3,534
Euro Manganese, Inc. (AUD) # *	92,600	33,373
Farmers Edge, Inc. *	790	1,974
Maple Leaf Foods, Inc.	380	8,790
		71,535
China: 4.5%
BYD Co. Ltd. (HKD) #	5,000	169,122
Flat Glass Group Co. Ltd. (HKD) # †	12,000	61,088
		230,210
Denmark: 5.0%
Novozymes A/S #	760	62,403
Orsted AS 144A #	840	107,576
Vestas Wind Systems A/S #	2,800	85,274
		255,253
Finland: 2.1%
Neste Oyj #	2,200	108,275
France: 3.8%
Cie de Saint-Gobain #	440	30,952
Engie SA #	6,800	100,677
Legrand SA #	520	60,903
		192,532
Germany: 3.9%
Infineon Technologies AG #	4,200	193,361
Isle of Man: 0.1%
Agronomics Ltd. *	14,600	4,446
Israel: 0.0%
Else Nutrition Holdings, Inc. (CAD) *	2,200	1,983
Italy: 1.2%
Enel SpA #	7,600	60,770
Japan: 3.3%
FANUC Corp. #	200	42,512
Keyence Corp. #	200	125,752
		168,264
Norway: 4.0%
FREYR Battery SA (USD) *	17,500	195,649
South Korea: 3.0%
LG Chem Ltd. # *	130	67,205
Samsung SDI Co. Ltd. # *	160	87,996
		155,201
Spain: 1.6%
Avangrid, Inc. (USD)	950	47,386
Soltec Power Holdings SA *	4,800	33,827
		81,213
Sweden: 3.2%
Atlas Copco AB #	2,100	145,112
	Number of Shares	Value
Sweden (continued)
Oatly Group AB (ADR) *	1,600	$12,736
		157,848
United States: 51.9%
Amyris, Inc. *	990	5,356
Ball Corp.	1,100	105,897
Benson Hill, Inc. *	4,500	32,805
Beyond Meat, Inc. *	340	22,154
Bloom Energy Corp. * †	1,900	41,667
Bunge Ltd.	970	90,559
Cognex Corp.	900	69,984
Darling Ingredients, Inc. *	1,100	76,219
Deere & Co.	350	120,012
Enphase Energy, Inc. *	640	117,082
EVgo, Inc. * †	8,000	79,520
Fluence Energy, Inc. *	230	8,179
Generac Holdings, Inc. *	310	109,095
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,100	164,672
John Bean Technologies Corp.	110	16,892
Lindsay Corp.	150	22,800
MP Materials Corp. *	1,200	54,504
NextEra Energy Partners LP	730	61,612
Ormat Technologies, Inc. †	1,500	118,950
Pentair Plc	990	72,300
Plug Power, Inc. * †	1,300	36,699
Quanta Services, Inc.	1,200	137,592
Republic Services, Inc.	690	96,221
SolarEdge Technologies, Inc. *	360	101,005
Stem, Inc. * †	4,900	92,953
Sunnova Energy International, Inc. *	2,800	78,176
Sunrun, Inc. *	2,700	92,610
Tattooed Chef, Inc. *	370	5,750
Teradyne, Inc.	430	70,318
Tesla, Inc. *	190	200,787
TPI Composites, Inc. *	2,500	37,400
Trimble, Inc. *	1,800	156,942
TuSimple Holdings, Inc. *	640	22,944
Xylem, Inc.	1,000	119,920
		2,639,576
Total Common Stocks (Cost: $4,862,057)		4,723,093

MASTER LIMITED PARTNERSHIP: 0.8% (Cost: $45,048)
Canada: 0.8%
Brookfield Renewable Partners LP (USD)	1,200	42,948

See Notes to Financial Statements

41

VANECK ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
MONEY MARKET FUND: 7.7% (Cost: $390,680)
Invesco Treasury Portfolio - Institutional Class	390,680	$390,680

Total Investments Before Collateral for Securities Loaned: 101.5% (Cost: $5,297,785)		5,156,721
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.8% (Cost: $92,522)
Money Market Fund: 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio	92,522	$92,522
Total Investments: 103.3% (Cost: $5,390,307)		5,249,243
Liabilities in excess of other assets: (3.3)%		(168,527)
NET ASSETS: 100.0%		$5,080,716

Definitions:
ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,686,376 which represents 33.2% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $379,878.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $107,576, or 2.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	8.7%	$449,430
Consumer Staples	4.9	250,996
Energy	2.1	108,275
Financials	3.3	169,118
Industrials	31.9	1,645,377
Information Technology	19.0	985,501
Materials	10.5	539,249
Utilities	12.0	618,095
Money Market Fund	7.6	390,680
	100.0%	$5,156,721

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$62,952	$144,025	$—	$206,977
Canada	38,162	33,373	—	71,535
China	—	230,210	—	230,210
Denmark	—	255,253	—	255,253
Finland	—	108,275	—	108,275
France	—	192,532	—	192,532
Germany	—	193,361	—	193,361
Isle of Man	4,446	—	—	4,446
Israel	1,983	—	—	1,983
Italy	—	60,770	—	60,770
Japan	—	168,264	—	168,264
Norway	195,649	—	—	195,649
South Korea	—	155,201	—	155,201
Spain	81,213	—	—	81,213
Sweden	12,736	145,112	—	157,848
United States	2,639,576	—	—	2,639,576
Master Limited Partnership *	42,948	—	—	42,948
Money Market Funds	483,202	—	—	483,202
Total Investments	$3,562,867	$1,686,376	$—	$5,249,243

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

43

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 98.1%
Australia: 2.6%
Allkem Ltd. # *	252,149	$1,912,696
Ecograf Ltd. # * †	1,428,881	702,068
Piedmont Lithium, Inc. (USD) *	79,600	4,175,816
Rio Tinto Plc (ADR) †	205,000	13,722,700
		20,513,280
Brazil: 2.0%
Vale SA (ADR)	662,400	9,286,848
Yara International ASA (NOK) #	121,500	6,125,810
		15,412,658
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) * †	1,533,600	739,552
Canada: 10.4%
Agnico Eagle Mines Ltd. (USD)	269,706	14,332,177
B2Gold Corp. (USD)	1,211,600	4,761,588
Barrick Gold Corp. (USD)	728,745	13,846,155
Euro Manganese, Inc. (AUD) # *	2,075,372	747,961
Kinross Gold Corp. (USD)	1,656,700	9,625,427
Kirkland Lake Gold Ltd. (USD) †	184,398	7,735,496
Nouveau Monde Graphite, Inc. (USD) * †	175,800	1,228,842
Nutrien Ltd. (USD)	392,471	29,513,819
		81,791,465
Chile: 1.7%
Lundin Mining Corp. (CAD)	1,673,800	13,073,358
Finland: 0.7%
Neste Oyj #	113,400	5,581,068
Norway: 3.5%
Equinor ASA (ADR)	698,600	18,394,138
FREYR Battery SA (USD) * †	455,400	5,091,372
FREYR Battery SA (USD) * ø	350,000	3,913,000
		27,398,510
South Africa: 5.4%
Anglo American Plc (GBP) #	653,100	26,863,452
Sibanye Stillwater Ltd. (ADR) †	1,243,000	15,587,220
		42,450,672
Spain: 0.1%
Soltec Power Holdings SA * †	118,600	835,811
United Kingdom: 0.9%
Endeavour Mining Plc (CAD)	332,400	7,286,811
United States: 66.6%
Baker Hughes Co.	222,900	5,362,974
Benson Hill, Inc. *	308,000	2,245,320
Benson Hill, Inc. * ø	190,000	1,387,000
Bunge Ltd.	255,500	23,853,480
ChampionX Corp. *	330,200	6,673,342
Chart Industries, Inc. *	89,834	14,327,625
Chevron Corp.	134,600	15,795,310
ConocoPhillips	256,641	18,524,347
Corteva, Inc.	373,866	17,676,384
Coterra Energy, Inc.	1,071,932	20,366,708
Darling Ingredients, Inc. *	115,900	8,030,711
Devon Energy Corp.	587,932	25,898,405
Diamondback Energy, Inc.	244,468	26,365,874
Enphase Energy, Inc. *	27,100	4,957,674
EQT Corp. *	727,600	15,868,956
	Number of Shares	Value
United States (continued)
ESS Tech, Inc. * ø	190,000	$2,171,700
EVgo, Inc. * ø	308,000	3,046,120
Fluence Energy, Inc. *	34,400	1,223,264
FMC Corp.	140,400	15,428,556
Freeport-McMoRan, Inc.	811,500	33,863,895
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	523,091	27,786,594
IPG Photonics Corp. *	62,200	10,707,108
Kirby Corp. *	119,700	7,112,574
Liberty Oilfield Services, Inc. *	934,050	9,060,285
Louisiana-Pacific Corp.	134,000	10,498,900
Mosaic Co.	230,500	9,056,345
MP Materials Corp. *	251,400	11,418,588
Newmont Corp.	321,455	19,936,639
Ormat Technologies, Inc. †	134,600	10,673,780
Pioneer Natural Resources Co.	180,288	32,790,781
SolarEdge Technologies, Inc. *	85,600	24,016,792
Solaris Oilfield Infrastructure, Inc.	592,300	3,879,565
Solid Power, Inc. ø	85,000	742,900
Stem, Inc. * ø	362,000	6,870,760
Stem, Inc. * †	600,732	11,395,886
Sunrun, Inc. * †	471,100	16,158,730
TuSimple Holdings, Inc. *	99,630	3,571,736
Tyson Foods, Inc.	190,100	16,569,116
Union Pacific Corp.	24,200	6,096,706
Valero Energy Corp.	278,000	20,880,580
		522,292,010
Zambia: 4.1%
First Quantum Minerals Ltd. (CAD)	1,328,700	31,795,525
Total Common Stocks (Cost: $488,282,198)		769,170,720

WARRANTS: 0.1%
Norway: 0.1%
FREYR Battery SA, USD 11.50, exp. 09/01/27	120,350	445,295
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25	74,875	92,096
Total Warrants (Cost: $216,758)		537,391

MONEY MARKET FUND: 2.2% (Cost: $16,977,659)
Invesco Treasury Portfolio - Institutional Class	16,977,659	16,977,659

Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $505,476,615)		786,685,770

See Notes to Financial Statements

44

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.7% (Cost: $13,227,690)
Money Market Fund: 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio	13,227,690	$13,227,690
Total Investments: 102.1% (Cost: $518,704,305)		799,913,460
Liabilities in excess of other assets: (2.1)%		(16,255,353)
NET ASSETS: 100.0%		$783,658,107

Definitions:
ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $41,933,055 which represents 5.4% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $58,015,233.
Ø	Restricted Security – the aggregate value of restricted securities is $18,131,480, or 2.3% of net assets

Restricted securities held by the Fund as of December 31, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Benson Hill, Inc.	09/29/2021	190,000	$1,900,000	$1,387,000	0.2%
ESS Tech, Inc.	10/08/2021	190,000	1,900,000	2,171,700	0.3%
EVgo, Inc.	06/30/2021	308,000	3,080,000	3,046,120	0.4%
FREYR Battery SA	07/06/2021	350,000	3,500,000	3,913,000	0.5%
Solid Power, Inc.	12/08/2021	85,000	850,000	742,900	0.1%
Stem, Inc.	04/28/2021	362,000	3,620,000	6,870,760	0.8%
			$14,850,000	$18,131,480	2.3%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclical	0.4%	$3,046,120
Consumer Staples	6.4	50,790,723
Energy	28.7	225,442,333
Financials	3.5	27,786,594
Industrials	10.2	79,957,359
Information Technology	5.1	39,681,574
Materials	42.2	332,329,628
Utilities	1.3	10,673,780
Money Market Fund	2.2	16,977,659
	100.0%	$786,685,770

See Notes to Financial Statements

45

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$17,898,516	$2,614,764	$—	$20,513,280
Brazil	9,286,848	6,125,810	—	15,412,658
British Virgin Islands	739,552	—	—	739,552
Canada	81,043,504	747,961	—	81,791,465
Chile	13,073,358	—	—	13,073,358
Finland	—	5,581,068	—	5,581,068
Norway	27,398,510	—	—	27,398,510
South Africa	15,587,220	26,863,452	—	42,450,672
Spain	835,811	—	—	835,811
United Kingdom	7,286,811	—	—	7,286,811
United States	522,292,010	—	—	522,292,010
Zambia	31,795,525	—	—	31,795,525
Warrants *	537,391	—	—	537,391
Money Market Funds	30,205,349	—	—	30,205,349
Total Investments	$757,980,405	$41,933,055	$—	$799,913,460

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

46

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 90.4%
Australia: 16.4%
Bellevue Gold Ltd. # *	36,929,813	$22,776,138
De Grey Mining Ltd. # * †	10,771,722	9,571,789
Emerald Resources NL # *	8,103,636	6,367,464
Evolution Mining Ltd. #	11,850,687	35,158,468
Northern Star Resources Ltd. #	3,995,300	27,477,066
Predictive Discovery Ltd. # * †	66,813,319	12,413,154
West African Resources Ltd. # *	28,554,240	27,544,136
		141,308,215
Brazil: 7.9%
Wheaton Precious Metals Corp. (USD)	1,025,286	44,015,528
Yamana Gold, Inc. (USD)	5,607,209	23,662,422
		67,677,950
Canada: 49.6%
Agnico Eagle Mines Ltd. (USD)	619,700	32,930,858
Alamos Gold, Inc. (USD)	1,978,814	15,217,080
Argonaut Gold, Inc. *	2,174,822	4,126,308
B2Gold Corp. (USD)	11,512,836	45,245,446
Barrick Gold Corp. (USD)	2,247,400	42,700,600
Bear Creek Mining Corp. *	2,737,800	2,640,512
Bear Creek Mining Corp. # * ø	948,000	921,807
Benchmark Metals, Inc. * † ‡ ø	9,185,099	7,842,134
Benchmark Metals, Inc. # ‡ ø	1,278,000	1,025,370
Bonterra Resources, Inc. *	4,278,931	4,329,840
Equinox Gold Corp. (USD) *	2,495,903	16,872,304
Franco-Nevada Corp. (USD)	24,900	3,443,421
G Mining Ventures Corp. * † ‡	10,281,966	6,746,537
Galway Metals, Inc. * † ‡	11,480,400	5,536,222
GoGold Resources, Inc. # * ø	2,725,643	6,528,873
GoGold Resources, Inc. *	3,363,418	8,056,569
Gold Standard Ventures Corp. (USD) *	4,172,422	1,848,800
Goldsource Mines, Inc. * † ‡	4,314,354	2,933,195
Kinross Gold Corp. (USD)	7,716,400	44,832,284
Kirkland Lake Gold Ltd. (USD)	738,448	30,977,894
Liberty Gold Corp. * ‡ ø	10,822,000	8,298,623
Liberty Gold Corp. * ‡	21,154,114	16,221,579
Lundin Gold, Inc. *	468,600	3,860,083
Marathon Gold Corp. *	6,270,000	16,059,765
Nighthawk Gold Corp. * †	3,298,000	2,111,846
O3 Mining, Inc. * †	1,807,700	2,929,590
Orezone Gold Corp. * †	15,456,607	14,662,974
Osisko Mining, Inc. *	5,120,096	15,421,610
Pretium Resources, Inc. (USD) *	822,500	11,589,025
Probe Metals, Inc. *	3,434,223	5,185,474
Pure Gold Mining, Inc. *	3,990,951	2,145,418
Pure Gold Mining, Inc. # * ø	5,058,500	2,719,301
Rhyolite Resources Ltd. # ∞ ø	4,112,000	2,729,631
Sabina Gold & Silver Corp. *	9,123,814	10,458,540
Silver Tiger Metals, Inc. *	5,982,500	3,357,900
Skeena Resources Ltd. *	396,550	4,128,672
SSR Mining, Inc. (USD) †	942,100	16,675,170
Wallbridge Mining Co. Ltd. *	9,103,200	2,878,596
		426,189,851
Chile: 0.5%
Rio2 Ltd. (CAD) *	8,493,556	4,297,305
	Number of Shares	Value
South Africa: 3.0%
Gold Fields Ltd. (ADR)	2,360,700	$25,944,093
Turkey: 0.5%
Eldorado Gold Corp. (USD) *	454,500	4,249,575
United Kingdom: 4.9%
Endeavour Mining Plc (CAD)	1,937,579	42,475,249
United States: 7.6%
Gatos Silver, Inc. *	491,366	5,100,379
Newmont Corp.	948,376	58,818,279
Perpetua Resources Corp. (CAD) * †	247,520	1,179,925
		65,098,583
Total Common Stocks (Cost: $434,769,060)		777,240,821

WARRANTS: 0.2%
Canada: 0.2%
Benchmark Metals, Inc.,
CAD 1.80, exp. 09/18/22 # * ‡∞	2,395,000	105,649
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 # * ‡ ø	639,000	155,033
Goldsource Mines, Inc., CAD 1.40, exp. 05/20/23 # *∞	21,571,772	285,475
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 # *∞	1,649,000	109,112
O3 Mining, Inc., CAD 3.25, exp. 06/18/22 # *∞	694,450	5,106
Osisko Mining, Inc., CAD 5.25, exp. 06/23/22 # *∞	357,198	57,775
PG Mining Ventures Corp., CAD 0.80, exp. 05/20/22 # *∞	5,140,983	680,344
Pure Gold Mining, Inc., USD 0.85, exp. 07/18/22 # *∞	3,172,500	186,595

Total Warrants (Cost: $3,657,433)		1,585,089

EXCHANGE TRADED FUND: 5.1% (a) (Cost: $43,555,913)
United States: 5.1%
SPDR Gold Shares *	258,000	44,107,680

MONEY MARKET FUND: 4.2% (Cost: $36,070,500)
Invesco Treasury Portfolio - Institutional Class	36,070,500	36,070,500

Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $518,052,906)		859,004,090

See Notes to Financial Statements

47

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $2,635,122)
Money Market Fund: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio	2,635,122	$2,635,122
Total Investments: 100.2% (Cost: $520,688,028)		861,639,212
Liabilities in excess of other assets: (0.2)%		(1,693,763)
NET ASSETS: 100.0%		$859,945,449

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $156,818,286 which represents 18.2% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,030,754.
ø	Restricted Security – the aggregate value of restricted securities is $30,220,772, or 3.5% of net assets
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www. sec.gov.

Restricted securities held by the Fund as of December 31, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Bear Creek Mining Corp.	08/15/2015	948,000	$2,865,267	$921,807	0.1%
Benchmark Metals, Inc.	11/16/2021	1,278,000	945,510	1,025,370	0.1%
Benchmark Metals, Inc.	09/21/2020	9,185,099	8,730,836	7,842,134	0.9%
Benchmark Metals, Inc. *	11/16/2021	639,000	71,359	155,033	0.0%
GoGold Resources, Inc.	08/31/2020	2,725,643	2,002,864	6,528,873	0.8%
Liberty Gold Corp.	10/04/2021	10,822,000	5,138,855	8,298,624	1.0%
Pure Gold Mining, Inc.	05/21/2020	5,058,500	3,571,215	2,719,301	0.3%
Rhyolite Resources Ltd.	12/09/2021	4,112,000	2,846,122	2,729,631	0.3%
			$26,172,028	$30,220,773	3.5%

Footnotes:
*	Warrants

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	2.4%	$21,027,173
Gold	88.9	763,442,560
Precious Metals & Minerals	2.6	21,949,009
Silver	1.9	16,514,848
Money Market Fund	4.2	36,070,500
	100.0%	$859,004,090

See Notes to Financial Statements

48

Transactions in securities of affiliates for the period ended December 31, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
Benchmark Metals, Inc.*	$–(a)	$–	$–	$–	$–	$(716,768)	$105,649
Benchmark Metals, Inc.ø	–(a)	5,329,229	(381,654)	(184,623)	–	(1,314,790)	7,842,134
Benchmark Metals, Inc.ø	–	945,510	–	–	–	79,860	1,025,370
Benchmark Metals, Inc.*ø	–	71,359	–	–	–	83,674	155,033
Corvus Gold, Inc.	17,891,855	5,738,282	(30,451,662)	15,839,003	–	(9,017,478)	–
G Mining Ventures Corp.	–	2,849,704	–	–	–	3,896,833	6,746,537
Galway Metals, Inc.	–(a)	3,572,221	(112,119)	(58,814)	–	(4,377,727)	5,536,222
Goldsource Mines, Inc.	–	3,071,444	–	–	–	(138,249)	2,933,195
Liberty Gold Corp.*	9,692,104	–	(5,138,855)	–	–	(4,553,249)	–
Liberty Gold Corp.	34,226,388	–	(4,397,196)	1,216,250	–	(14,823,863)	16,221,579
Liberty Gold Corp.ø	–	5,138,855	–	–	–	3,159,768	8,298,623
Orezone Gold Corp.	11,191,133	2,360,839	(358,210)	65,628	–	1,403,584	–(b)
West African Resources Ltd.	37,833,807	–	(16,771,928)	11,118,037	–	(4,635,780)	–(b)
	$110,835,287	$29,077,443	$(57,611,624)	$27,995,481	$–	$(30,954,185)	$48,864,342

Footnotes:
*	Warrants
(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
ø	Restricted Security.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$141,308,215	$—	$141,308,215
Brazil	67,677,950	—	—	67,677,950
Canada	412,264,869	11,195,351	2,729,631	426,189,851
Chile	4,297,305	—	—	4,297,305
South Africa	25,944,093	—	—	25,944,093
Turkey	4,249,575	—	—	4,249,575
United Kingdom	42,475,249	—	—	42,475,249
United States	65,098,583	—	—	65,098,583
Warrants
Canada	—	155,033	1,430,056	1,585,089
Exchange Traded Fund	44,107,680	—	—	44,107,680
Money Market Funds	38,705,622	—	—	38,705,622
Total Investments	$704,820,926	$152,658,599	$4,159,687	$861,639,212

See Notes to Financial Statements

49

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Banks: 2.5%
Wells Fargo & Co.	9,530	$457,249
Capital Goods: 11.1%
Boeing Co. *	2,122	427,201
Emerson Electric Co.	4,786	444,954
Honeywell International, Inc.	1,109	231,238
Lockheed Martin Corp.	1,323	470,207
Raytheon Technologies Corp.	2,659	228,834
Roper Technologies, Inc.	484	238,060
		2,040,494
Commercial & Professional Services: 2.6%
Equifax, Inc.	1,601	468,757
Consumer Durables & Apparel: 2.4%
Polaris, Inc.	3,917	430,517
Diversified Financials: 2.6%
Berkshire Hathaway, Inc. *	1,619	484,081
Energy: 2.6%
Cheniere Energy, Inc.	4,773	484,078
Food, Beverage & Tobacco: 14.1%
Altria Group, Inc.	9,735	461,342
Campbell Soup Co.	10,560	458,937
Constellation Brands, Inc.	2,013	505,203
Kellogg Co.	7,269	468,269
Philip Morris International, Inc.	4,752	451,440
The Coca-Cola Co.	4,125	244,241
		2,589,432
Health Care Equipment & Services: 6.6%
Medtronic Plc	3,756	388,558
Veeva Systems, Inc. *	1,571	401,359
Zimmer Biomet Holdings, Inc.	3,291	418,089
		1,208,006
Materials: 4.8%
Compass Minerals International, Inc.	7,854	401,182
Corteva, Inc.	10,065	475,873
		877,055
Media & Entertainment: 7.4%
Alphabet, Inc. *	156	451,938
Comcast Corp.	4,636	233,330
Meta Platforms, Inc. *	1,291	434,228
Walt Disney Co. *	1,480	229,237
		1,348,733
	Number of Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences: 9.9%
Biogen, Inc. *	1,693	$406,185
Bristol-Myers Squibb Co.	7,589	473,174
Gilead Sciences, Inc.	6,403	464,922
Merck & Co., Inc.	6,207	475,704
		1,819,985
Retailing: 3.8%
Amazon.com, Inc. *	130	433,464
MercadoLibre, Inc. (USD) *	187	252,151
		685,615
Semiconductors & Semiconductor Equipment: 6.6%
Intel Corp.	8,609	443,363
KLA Corp.	607	261,077
Lam Research Corp.	366	263,209
Microchip Technology, Inc.	2,851	248,208
		1,215,857
Software & Services: 18.9%
Aspen Technology, Inc. *	3,293	501,195
Blackbaud, Inc. *	6,083	480,435
Guidewire Software, Inc. *	3,786	429,824
Microsoft Corp.	1,430	480,938
Salesforce.com, Inc. *	1,720	437,104
ServiceNow, Inc. *	341	221,346
Tyler Technologies, Inc. *	905	486,845
Western Union Co.	23,440	418,170
		3,455,857
Transportation: 1.5%
CH Robinson Worldwide, Inc.	2,547	274,134
Utilities: 2.6%
Dominion Energy, Inc.	6,078	477,488
Total Common Stocks (Cost: $15,753,550)		18,317,338

MONEY MARKET FUND: 0.3% (Cost: $46,021)
Invesco Treasury Portfolio - Institutional Class	46,021	46,021

Total Investments: 100.3% (Cost: $15,799,571)		18,363,359
Liabilities in excess of other assets: (0.3)%		(47,185)
NET ASSETS: 100.0%		$18,316,174

Definitions:
USD	United States Dollar

Footnotes:
*	Non-income producing

See Notes to Financial Statements

50

Summary of Investments by Sector	% of Investments	Value
Communication Services	7.4%	$1,348,733
Consumer Discretionary	6.0	1,116,132
Consumer Staples	14.1	2,589,432
Energy	2.6	484,078
Financials	5.1	941,330
Health Care	16.5	3,027,991
Industrials	15.2	2,783,385
Information Technology	25.4	4,671,714
Materials	4.8	877,055
Utilities	2.6	477,488
Money Market Fund	0.3	46,021
	100.0%	$18,363,359

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$18,317,338	$—	$—	$18,317,338
Money Market Fund	46,021	—	—	46,021
Total Investments	$18,363,359	$—	$—	$18,363,359

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

51

VANECK NDR MANAGED ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
EXCHANGE TRADED FUNDS: 96.6% (a)
iShares Core MSCI Emerging Markets ETF	18,765	$1,123,273
iShares Core U.S. Aggregate Bond ETF	36,293	4,140,305
iShares MSCI Canada ETF †	19,327	742,737
iShares MSCI Eurozone ETF †	59,273	2,904,970
iShares MSCI South Korea ETF	671	52,251
iShares MSCI Switzerland ETF †	14,434	761,105
iShares MSCI United Kingdom ETF †	7,397	245,136
iShares Russell 1000 Growth ETF	22,110	6,756,595
iShares Russell 1000 Value ETF	48,965	8,222,691
iShares Russell 2000 Growth ETF	4,170	1,222,019
iShares Russell 2000 Value ETF †	9,551	1,585,944
JPMorgan BetaBuilders Japan ETF	28,943	1,594,180
Vanguard FTSE Emerging Markets ETF †	8,335	412,249
Vanguard Total Bond Market ETF	48,777	4,133,851
Total Exchange Traded Funds (Cost: $26,541,265)		33,897,306
	Number of Shares	Value
MONEY MARKET FUND: 4.0% (Cost: $1,398,630)
Invesco Treasury Portfolio - Institutional Class	1,398,630	$1,398,630

Total Investments Before Collateral for Securities Loaned: 100.6% (Cost: $27,939,895)		35,295,936

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.1% (Cost: $2,483,454)
Money Market Fund: 7.1%
State Street Navigator Securities Lending Government Money Market Portfolio	2,483,454	2,483,454
Total Investments: 107.7% (Cost: $30,423,349)		37,779,390
Liabilities in excess of other assets: (7.7)%		(2,716,525)
NET ASSETS: 100.0%		$35,062,865

Footnotes:
(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.
†	Security fully or partially on loan. Total market value of securities on loan is $6,319,383.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Exchange Traded Fund	96.0%	$33,897,306
Money Market Fund	4.0	1,398,630
	100.0%	$35,295,936

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$33,897,306	$—	$—	$33,897,306
Money Market Funds	3,882,084	—	—	3,882,084
Total Investments	$37,779,390	$—	$—	$37,779,390

See Notes to Financial Statements

52

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Environmental Sustainability Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$650,625,609	$15,057,809	$2,193,914,386	$5,156,721
Affiliated issuers (3)	—	—	28,236,604	—
Short-term investments held as collateral for securities loaned (4)	151	568,095	940,250	92,522
Total return swap contracts, at value	6,078,183	—	—	—
Cash	740,198	—	—	326
Cash denominated in foreign currency, at value (5)	—	91,006	3,120,982	46
Receivables:
Investment securities sold	—	378,699	12,280,004	—
Shares of beneficial interest sold	2,080,858	—	7,914,744	—
Due from Adviser	—	15,344	—	15,129
Dividends and interest	2,491	280,450	1,902,330	2,582
Prepaid expenses	14,754	2,999	64,826	—
Total assets	659,542,244	16,394,402	2,248,374,126	5,267,326
Liabilities:
Payables:
Investment securities purchased	—	46,375	—	—
Shares of beneficial interest redeemed	2,371,346	55,084	35,951,992	—
Collateral for securities loaned	151	568,095	940,250	92,522
Due to Adviser	248,961	—	1,218,560	—
Due to custodian	—	332,324	—	—
Due to Distributor	6,497	1,368	49,618	210
Deferred Trustee fees	361,490	20,584	1,775,930	186
Accrued expenses	184,039	136,148	6,181,406	93,692
Total liabilities	3,172,484	1,159,978	46,117,756	186,610
NET ASSETS	$656,369,760	$15,234,424	$2,202,256,370	$5,080,716
Net Assets consist of:
Aggregate paid in capital	$840,602,774	$48,354,202	$1,928,353,484	$5,235,913
Total distributable earnings (loss)	(184,233,014)	(33,119,778)	273,902,886	(155,197)
NET ASSETS	$656,369,760	$15,234,424	$2,202,256,370	$5,080,716
(1) Value of securities on loan	$—	$1,031,725	$17,674,230	$379,878
(2) Cost of investments - Unaffiliated issuers	$650,616,681	$15,385,153	$1,879,362,300	$5,297,785
(3) Cost of investments - Affiliated issuers	$—	$—	$46,667,889	$—
(4) Cost of short-term investments held as collateral for securities loaned	$151	$568,095	$940,250	$92,522
(5) Cost of cash denominated in foreign currency	$—	$94,920	$3,114,734	$46

See Notes to Financials

53

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021 (continued)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Environmental Sustainability Fund
Class A Shares:
Net Assets	$30,967,194	$6,219,004	$129,715,991	$990,703
Shares of beneficial interest outstanding	6,137,491	1,025,348	7,622,832	40,863
Net asset value and redemption price per share	$5.05	$6.07	$17.02	$24.24
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$5.35	$6.44	$18.06	$25.72
Class C Shares:
Net Assets	N/A	N/A	$24,117,974	N/A
Shares of beneficial interest outstanding	N/A	N/A	1,640,657	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	N/A	N/A	$14.70	N/A
Class I Shares:
Net Assets	$295,436,554	$5,515,634	$899,742,673	$2,148,610
Shares of beneficial interest outstanding	56,768,154	896,990	49,552,050	88,497
Net asset value and redemption price per share	$5.20	$6.15	$18.16	$24.28
Class Y Shares:
Net Assets	$329,966,012	$3,499,786	$1,085,748,730	$1,941,403
Shares of beneficial interest outstanding	63,645,497	572,010	62,440,813	80,000
Net asset value and redemption price per share	$5.18	$6.12	$17.39	$24.27
Class Z Shares:
Net Assets	N/A	N/A	$62,931,002	N/A
Shares of beneficial interest outstanding	N/A	N/A	3,458,850	N/A
Net asset value and redemption price per share	N/A	N/A	$18.19	N/A

(a) Consolidated Statement of Assets and Liabilities

See Notes to Financials

54

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$786,685,770	$810,139,748	$18,363,359	$35,295,936
Affiliated issuers (3)	—	48,864,342	—	—
Short-term investments held as collateral for securities loaned (4)	13,227,690	2,635,122	—	2,483,454
Cash	—	64,103	—	—
Cash denominated in foreign currency, at value (5)	1,859	10	—	—
Receivables:
Investment securities sold	—	622,333	—	—
Shares of beneficial interest sold	623,596	4,677,826	338	—
Due from Adviser	—	—	11,855	—
Dividends and interest	632,363	318,518	23,783	10,481
Prepaid expenses	39,754	77,236	2,969	2,999
Total assets	801,211,032	867,399,238	18,402,304	37,792,870
Liabilities:
Payables:
Investment securities purchased	—	2,096	—	—
Shares of beneficial interest redeemed	2,230,638	3,402,785	—	126,823
Collateral for securities loaned	13,227,690	2,635,122	—	2,483,454
Due to Adviser	557,436	480,467	—	4,326
Due to Distributor	43,465	103,895	—	2,042
Deferred Trustee fees	520,047	577,105	7,587	28,608
Accrued expenses	973,649	252,319	78,543	84,752
Total liabilities	17,552,925	7,453,789	86,130	2,730,005
NET ASSETS	$783,658,107	$859,945,449	$18,316,174	$35,062,865
Net Assets consist of:
Aggregate paid in capital	$1,576,805,130	$971,649,104	$15,454,110	$28,114,298
Total distributable earnings (loss)	(793,147,023)	(111,703,655)	2,862,064	6,948,567
NET ASSETS	$783,658,107	$859,945,449	$18,316,174	$35,062,865
(1) Value of securities on loan	$58,015,233	$4,030,754	$—	$6,319,383
(2) Cost of investments - Unaffiliated issuers	$505,476,615	$483,434,699	$15,799,571	$27,939,895
(3) Cost of investments - Affiliated issuers	$—	$34,618,207	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$13,227,690	$2,635,122	$—	$2,483,454
(5) Cost of cash denominated in foreign currency	$1,831	$10	$—	$—

See Notes to Financials

55

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021 (continued)

	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Class A Shares:
Net Assets	$152,139,100	$302,173,532	N/A	$9,563,270
Shares of beneficial interest outstanding	3,879,759	29,291,319	N/A	279,256
Net asset value and redemption price per share	$39.21	$10.32	N/A	$34.25
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$41.60	$10.95	N/A	$36.34
Class C Shares:
Net Assets	$13,925,615	$48,991,683	N/A	N/A
Shares of beneficial interest outstanding	418,444	5,737,629	N/A	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	$33.28	$8.54	N/A	N/A
Class I Shares:
Net Assets	$386,458,049	$202,916,104	$3,727,691	$13,229,301
Shares of beneficial interest outstanding	9,386,342	14,270,031	111,251	384,794
Net asset value and redemption price per share	$41.17	$14.22	$33.51	$34.38
Class Y Shares:
Net Assets	$231,135,343	$305,864,130	N/A	$12,270,294
Shares of beneficial interest outstanding	5,778,776	28,758,107	N/A	356,880
Net asset value and redemption price per share	$40.00	$10.64	N/A	$34.38
Class Z Shares:
Net Assets	N/A	N/A	$14,588,483	N/A
Shares of beneficial interest outstanding	N/A	N/A	441,556	N/A
Net asset value and redemption price per share	N/A	N/A	$33.04	N/A

(a) Consolidated Statement of Assets and Liabilities

See Notes to Financials

56

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund		Emerging Markets Fund		Environmental Sustainability Fund (e)
Income:
Dividends - unaffiliated issuers	$3,148	$97		$40,022,837		$11,576
Interest	283,392	1,640,609		—		—
Securities lending income	33,023	1,320		532,682		1,171
Foreign taxes withheld	—	(13,797)		(4,428,328)		(909)
Total income	319,563	1,628,229		36,127,191		11,838
Expenses:
Management fees	4,548,328	216,678		21,335,483		17,772
Distribution fees – Class A	76,791	17,237		388,355		1,181
Distribution fees – Class C	—	—		319,906		—
Transfer agent fees – Class A	82,877	20,083		205,493		9
Transfer agent fees – Class C	—	—		52,195		—
Transfer agent fees – Class I	280,850	29,665		1,011,156		7
Transfer agent fees – Class Y	481,253	18,614		936,740		18
Transfer agent fees – Class Z	—	—		13,992		—
Administration fees	—	—		7,111,828		—
Custodian fees	26,402	27,610		747,500		13,211
Professional fees	103,526	121,786		131,939		63,669
Registration fees – Class A	17,925	16,926		21,342		7,932
Registration fees – Class C	—	—		12,494		—
Registration fees – Class I	18,678	16,288		28,022		6,670
Registration fees – Class Y	21,568	16,920		114,191		6,670
Registration fees – Class Z	—	—		13,261		—
Reports to shareholders	49,944	19,832		59,782		11,998
Insurance	32,465	6,214		86,821		—
Trustees’ fees and expenses	80,517	3,446		345,817		4,109
Interest	3,559	4,696		19,825		—
Other	5,293	4,791		44,039		1,733
Total expenses	5,829,976	540,786		33,000,181		134,979
Waiver of management fees	(1,647,713)	(213,060)		(2,172,992)		(17,772)
Expenses assumed by the Adviser	—	(43,031)		—		(92,153)
Net expenses	4,182,263	284,695		30,827,189		25,054
Net investment income (loss)	(3,862,700)	1,343,534		5,300,002		(13,216)
Net realized gain (loss) on:
Investments - unaffiliated issuers	1,344	(1,011,202	) (b)	222,159,595		—
Investments - affiliated issuers	—	—		(553,679)		—
Swap contracts	165,025,653	—		—		—
Forward foreign currency contracts	—	(52,094)		—		—
Foreign currency transactions and foreign denominated assets and liabilities	—	(52,502)		(1,246,749)		(918)
Net realized gain (loss)	165,026,997	(1,115,798)		220,359,167		(918)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(8,393)	(1,349,564	) (c)	(546,869,765	) (d)	(141,063)
Investments - affiliated issuers	—	—		(14,465,020)		—
Swap contracts	(1,730,309)	—		—		—
Forward foreign currency contracts	—	20,185		—		—
Foreign currency transactions and foreign denominated assets and liabilities	—	(11,618)		(3,391)		—
Net change in unrealized appreciation (depreciation)	(1,738,702)	(1,340,997)		(561,338,176)		(141,063)
Net Increase (Decrease) in Net Assets Resulting from Operations	$159,425,595	$(1,113,261)		$(335,679,007)		$(155,197)

(a)	Consolidated Statement of Operations
(b)	Net of foreign taxes of $3,716
(c)	Net of foreign taxes of $10,306

See Notes to Financial Statements

57

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021 (continued)

(d)	Net of foreign taxes of $2,880,252
(e)	For the period July 14, 2021 (commence of operations) through December 31, 2021.

See Notes to Financial Statements

58

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund	VanEck NDR Managed Allocation Fund
Income:
Dividends - unaffiliated issuers	$19,006,395	$13,841,874	$281,036	$607,977
Securities lending income	1,159,201	71,265	10	52,004
Foreign taxes withheld	(910,764)	(1,203,942)	—	—
Total income	19,254,832	12,709,197	281,046	659,981
Expenses:
Management fees	7,263,373	6,356,810	73,458	288,563
Distribution fees – Class A	364,605	830,302	—	25,601
Distribution fees – Class C	114,472	538,402	—	—
Transfer agent fees – Class A	267,124	441,807	—	24,058
Transfer agent fees – Class C	35,981	76,678	—	—
Transfer agent fees – Class I	243,893	144,206	14,270	18,150
Transfer agent fees – Class Y	258,550	340,618	—	25,275
Transfer agent fees – Class Z	—	—	13,009	—
Administration fees	—	2,267,724	—	—
Custodian fees	32,829	46,500	17,336	15,659
Professional fees	107,679	117,482	111,038	99,836
Registration fees – Class A	14,637	18,345	—	17,098
Registration fees – Class C	18,758	17,661	—	—
Registration fees – Class I	20,629	20,281	17,960	17,087
Registration fees – Class Y	31,502	31,439	—	17,089
Registration fees – Class Z	—	—	18,560	—
Reports to shareholders	9,582	62,147	8,524	16,284
Insurance	33,713	50,080	6,049	6,308
Trustees’ fees and expenses	93,069	94,448	1,846	4,562
Interest	10,847	12,742	97	783
Other	3,008	5,105	1,062	2,408
Total expenses	8,924,251	11,472,777	283,209	578,761
Waiver of management fees	(878,369)	(59,592)	(73,458)	(234,986)
Expenses assumed by the Adviser	—	—	(126,128)	—
Net expenses	8,045,882	11,413,185	83,623	343,775
Net investment income	11,208,950	1,296,012	197,423	316,206
Net realized gain (loss) on:
Investments - unaffiliated issuers	60,249,865	54,246,879	2,171,939	2,503,873
Investments - affiliated issuers	—	27,995,481	—	—
Forward foreign currency contracts	—	(82,027)	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(21,192)	(4,292)	—	—
Net realized gain	60,228,673	82,156,041	2,171,939	2,503,873
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	41,663,043	(206,311,055)	865,496	1,115,390
Investments - affiliated issuers	—	(30,954,185)	—	—
Swap contracts	—	—	—	—
Derivative contracts - PIPE	(2,648,246)	—	—	—
Forward foreign currency contracts	—	(2,096)	—	—
Foreign currency transactions and foreign denominated assets and liabilities	28	1,839	—	—
Net change in unrealized appreciation (depreciation)	39,014,825	(237,265,497)	865,496	1,115,390
Net Increase (Decrease) in Net Assets Resulting from Operations	$110,452,448	$(153,813,444)	$3,234,858	$3,935,469

(a) Consolidated Statement of Operations

See Notes to Financial Statements

59

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income (loss)	$(3,862,700)	$(51,883)	$1,343,534	$1,789,170
Net realized gain (loss)	165,026,997	(10,714,228)	(1,115,798)	83,718
Net change in unrealized appreciation (depreciation)	(1,738,702)	4,177,400	(1,340,997)	557,146
Net increase (decrease) in net assets resulting from operations	159,425,595	(6,588,711)	(1,113,261)	2,430,034
Distributions to shareholders:
Distributable earnings
Class A	(5,800,616)	(5,801)	(249,486)	(276,192)
Class C	—	—	—	(29,012)
Class I	(61,767,261)	(47,923)	(615,619)	(858,065)
Class Y	(61,740,961)	(52,107)	(136,469)	(132,602)
	(129,308,838)	(105,831)	(1,001,574)	(1,295,871)
Return of capital
Class A	—	—	(85,588)	(102,543)
Class C	—	—	—	(10,781)
Class I	—	—	(210,943)	(318,475)
Class Y	—	—	(46,781)	(49,220)
	—	—	(343,312)	(481,019)
Total distributions	(129,308,838)	(105,831)	(1,344,886)	(1,776,890)
Share transactions:
Proceeds from sale of shares
Class A	21,478,801	9,775,832	758,458	2,643,280
Class C	—	—	—	175
Class I	138,696,288	71,601,599	5,268,185	950,590
Class Y	117,115,980	101,181,519	2,455,263	1,561,350
	277,291,069	182,558,950	8,481,906	5,155,395
Reinvestment of distributions
Class A	3,173,631	3,015	262,837	281,564
Class C	—	—	—	37,532
Class I	24,100,787	19,161	777,962	978,332
Class Y	59,931,059	50,150	180,507	176,983
	87,205,477	72,326	1,221,306	1,474,411
Cost of shares redeemed
Class A	(18,588,814)	(14,368,676)	(1,185,321)	(1,298,307)
Class C	—	—	—	(1,133,647)
Class I	(75,471,954)	(73,108,873)	(14,922,512)	(4,487,128)
Class Y	(68,523,320)	(132,844,956)	(1,641,988)	(1,920,226)
	(162,584,088)	(220,322,505)	(17,749,821)	(8,839,308)
Net increase (decrease) in net assets resulting from share transactions	201,912,458	(37,691,229)	(8,046,609)	(2,209,502)
Total increase (decrease) in net assets	232,029,215	(44,385,771)	(10,504,756)	(1,556,358)
Net Assets:
Beginning of year	424,340,545	468,726,316	25,739,180	27,295,538
End of year	$656,369,760	$424,340,545	$15,234,424	$25,739,180

(a) Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

60

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Environmental Sustainability Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021 (a)
Operations:
Net investment income (loss)	$5,300,002	$(2,312,371)	$(13,216)
Net realized gain (loss)	220,359,167	31,043,674	(918)
Net change in unrealized appreciation (depreciation)	(561,338,176)	352,414,923	(141,063)
Net increase (decrease) in net assets resulting from operations	(335,679,007)	381,146,226	(155,197)
Distributions to shareholders:
Distributable earnings
Class A	(9,871,905)	(234,189)	—
Class C	(2,124,371)	(56,153)	—
Class I	(67,127,954)	(1,629,360)	—
Class Y	(84,065,845)	(1,971,153)	—
Class Z	(6,888,866)	(99,892)	—
Total distributions	(170,078,941)	(3,990,747)	—
Share transactions:
Proceeds from sale of shares
Class A	40,550,260	55,174,949	1,022,249
Class C	5,279,815	3,799,106	—
Class I	284,123,037	420,458,387	2,223,400
Class Y	335,031,324	377,459,634	2,000,000
Class Z	60,322,642	66,306,927	—
	725,307,078	923,199,003	5,245,649
Reinvestment of distributions
Class A	6,775,661	162,569	—
Class C	1,823,736	46,507	—
Class I	50,180,300	1,041,802	—
Class Y	61,262,882	1,461,424	—
Class Z	4,430,688	99,882	—
	124,473,267	2,812,184	—
Cost of shares redeemed
Class A	(45,869,125)	(60,707,321)	—
Class C	(9,634,234)	(11,226,109)	—
Class I	(387,481,276)	(235,067,968)	(9,736)
Class Y	(416,173,420)	(483,905,594)	—
Class Z	(53,990,808)	(12,449,080)	—
	(913,148,863)	(803,356,072)	(9,736)
Net increase (decrease) in net assets resulting from share transactions	(63,368,518)	122,655,115	5,235,913
Total increase (decrease) in net assets	(569,126,466)	499,810,594	5,080,716
Net Assets:
Beginning of period	2,771,382,836	2,271,572,242	—
End of period	$2,202,256,370	$2,771,382,836	$5,080,716

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

61

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Resources Fund		International Investors Gold Fund (a)
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income (loss)	$11,208,950	$4,298,911	$1,296,012	$(2,838,996)
Net realized gain (loss)	60,228,673	(19,681,385)	82,156,041	51,185,486
Net change in unrealized appreciation (depreciation)	39,014,825	76,936,731	(237,265,497)	250,464,147
Net increase (decrease) in net assets resulting from operations	110,452,448	61,554,257	(153,813,444)	298,810,637
Distributions to shareholders:
Distributable earnings
Class A	(2,039,281)	(563,388)	(18,511,931)	(40,047,399)
Class C	(138,187)	—	(3,578,843)	(7,471,726)
Class I	(6,436,980)	(3,069,721)	(9,223,996)	(20,393,938)
Class Y	(3,587,055)	(868,161)	(18,289,889)	(42,091,347)
Total distributions	(12,201,503)	(4,501,270)	(49,604,659)	(110,004,410)
Share transactions:
Proceeds from sale of shares
Class A	57,098,992	13,805,647	63,057,794	82,083,937
Class C	7,043,962	1,445,447	10,072,112	23,518,342
Class I	87,147,555	28,501,501	45,839,033	72,231,463
Class Y	167,367,141	42,521,621	180,595,635	279,336,107
	318,657,650	86,274,216	299,564,574	457,169,849
Reinvestment of distributions
Class A	1,755,355	504,030	16,652,577	35,904,293
Class C	125,014	—	3,442,380	7,127,381
Class I	3,144,316	1,379,608	9,082,987	20,074,872
Class Y	3,023,564	736,249	15,095,142	35,662,789
	8,048,249	2,619,887	44,273,086	98,769,335
Cost of shares redeemed
Class A	(31,560,477)	(36,334,098)	(82,011,326)	(91,537,403)
Class C	(5,657,725)	(4,243,883)	(14,775,751)	(14,344,724)
Class I	(118,113,635)	(165,145,995)	(53,598,551)	(157,179,171)
Class Y	(82,448,228)	(48,893,846)	(189,871,204)	(148,276,298)
	(237,780,065)	(254,617,822)	(340,256,832)	(411,337,596)
Net increase (decrease) in net assets resulting from share transactions	88,925,834	(165,723,719)	3,580,828	144,601,588
Total increase (decrease) in net assets	187,176,779	(108,670,732)	(199,837,275)	333,407,815
Net Assets:
Beginning of year	596,481,328	705,152,060	1,059,782,724	726,374,909
End of year	$783,658,107	$596,481,328	$859,945,449	$1,059,782,724

(a) Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

62

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	VanEck Morningstar Wide Moat Fund		VanEck NDR Managed Allocation Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$197,423	$161,578	$316,206	$388,302
Net realized gain	2,171,939	422,527	2,503,873	400,179
Net change in unrealized appreciation (depreciation)	865,496	883,466	1,115,390	1,650,872
Net increase in net assets resulting from operations	3,234,858	1,467,571	3,935,469	2,439,353
Distributions to shareholders:
Distributable earnings
Class A	—	—	(129,107)	(116,367)
Class I	(463,559)	(128,851)	(228,659)	(179,157)
Class Y	—	—	(191,355)	(129,553)
Class Z	(1,730,676)	(781,142)	—	—
Total distributions	(2,194,235)	(909,993)	(549,121)	(425,077)
Share transactions:
Proceeds from sale of shares
Class A	—	—	753,500	1,495,194
Class I	541,543	1,076,447	237,013	1,043,432
Class Y	—	—	3,721,428	3,935,994
Class Z	2,405,227	2,720,593	—	—
	2,946,770	3,797,040	4,711,941	6,474,620
Reinvestment of distributions
Class A	—	—	128,918	116,178
Class I	463,559	128,851	228,658	179,157
Class Y	—	—	191,262	127,111
Class Z	1,730,676	781,142	—	—
	2,194,235	909,993	548,838	422,446
Cost of shares redeemed
Class A	—	—	(3,973,082)	(4,889,037)
Class I	(204,057)	(1,256)	(2,497,318)	(3,101,577)
Class Y	—	—	(3,924,890)	(3,217,466)
Class Z	(608,647)	(1,272,317)	—	—
	(812,704)	(1,273,573)	(10,395,290)	(11,208,080)
Net increase (decrease) in net assets resulting from share transactions	4,328,301	3,433,460	(5,134,511)	(4,311,014)
Total increase (decrease) in net assets	5,368,924	3,991,038	(1,748,163)	(2,296,738)
Net Assets:
Beginning of year	12,947,250	8,956,212	36,811,028	39,107,766
End of year	$18,316,174	$12,947,250	$35,062,865	$36,811,028

See Notes to Financial Statements

63

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.66	$4.61	$4.29	$4.87	$4.76
Net investment income (loss) (a)	(0.05)	(0.01)	0.06	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	1.57	0.06 (b)	0.30	(0.60)	0.32
Total from investment operations	1.52	0.05	0.36	(0.56)	0.31
Distributions from:
Net investment income	(1.13)	— (c)	(0.04)	(0.02)	(0.20)
Net asset value, end of year	$5.05	$4.66	$4.61	$4.29	$4.87
Total return (d)	32.96%	1.11%	8.37%	(11.42)%	6.58%
Ratios to average net assets
Gross expenses	1.38%	1.41%	1.43%	1.39%	1.41%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.91)%	(0.28)%	1.24%	0.88%	(0.12)%
Supplemental data
Net assets, end of year (in millions)	$31	$22	$27	$30	$22
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

64

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.78	$4.71	$4.39	$4.98	$4.86
Net investment income (loss) (a)	(0.04)	—	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.61	0.07 (b)	0.30	(0.61)	0.32
Total from investment operations	1.57	0.07	0.37	(0.55)	0.33
Distributions from:
Net investment income	(1.15)	— (c)	(0.05)	(0.04)	(0.21)
Net asset value, end of year	$5.20	$4.78	$4.71	$4.39	$4.98
Total return (d)	33.07%	1.51%	8.55%	(11.13)%	6.95%
Ratios to average net assets
Gross expenses	0.90%	0.93%	0.97%	0.90%	0.92%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.61)%	(0.10)%	1.50%	1.19%	0.20%
Supplemental data
Net assets, end of year (in millions)	$295	$193	$195	$214	$178
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

65

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.76	$4.70	$4.37	$4.96	$4.85
Net investment income (loss) (a)	(0.04)	—	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.61	0.06 (b)	0.31	(0.62)	0.31
Total from investment operations	1.57	0.06	0.38	(0.56)	0.32
Distributions from:
Net investment income	(1.15)	— (c)	(0.05)	(0.03)	(0.21)
Net asset value, end of year	$5.18	$4.76	$4.70	$4.37	$4.96
Total return (d)	33.14%	1.30%	8.73%	(11.23)%	6.71%
Ratios to average net assets
Gross expenses	0.98%	1.03%	1.04%	1.12%	0.97%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.64)%	—%	1.53%	1.14%	0.15%
Supplemental data
Net assets, end of year (in millions)	$330	$209	$247	$219	$183
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

66

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.67	$6.44	$6.15	$7.00	$6.77
Net investment income (a)	0.31	0.39	0.47	0.38	0.49
Net realized and unrealized gain (loss) on investments	(0.60)	0.26	0.28	(0.81)	0.29
Total from investment operations	(0.29)	0.65	0.75	(0.43)	0.78
Distributions from:
Net investment income	(0.23)	(0.31)	(0.40)	—	(0.55)
Return of capital	(0.08)	(0.11)	(0.06)	(0.42)	—
Total distributions	(0.31)	(0.42)	(0.46)	(0.42)	(0.55)
Net asset value, end of year	$6.07	$6.67	$6.44	$6.15	$7.00
Total return (b)	(4.43)%	11.24%	12.61%	(6.39)%	11.68%
Ratios to average net assets
Gross expenses	2.33%	2.30%	2.69%	2.05%	1.71%
Net expenses	1.28%	1.25%	1.26%	1.26%	1.26%
Net expenses excluding interest expense	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	4.81%	6.40%	7.37%	5.78%	7.02%
Supplemental data
Net assets, end of year (in millions)	$6	$7	$5	$5	$6
Portfolio turnover rate	218%	253%	302%	269%	568%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

67

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.77	$6.53	$6.25	$7.13	$6.87
Net investment income (a)	0.33	0.45	0.53	0.40	0.51
Net realized and unrealized gain (loss) on investments	(0.61)	0.23	0.27	(0.83)	0.30
Total from investment operations	(0.28)	0.68	0.80	(0.43)	0.81
Distributions from:
Net investment income	(0.25)	(0.32)	(0.45)	—	(0.55)
Return of capital	(0.09)	(0.12)	(0.07)	(0.45)	—
Total distributions	(0.34)	(0.44)	(0.52)	(0.45)	(0.55)
Net asset value, end of year	$6.15	$6.77	$6.53	$6.25	$7.13
Total return (b)	(4.30)%	11.60%	13.09%	(6.21)%	11.96%
Ratios to average net assets
Gross expenses	1.74%	1.73%	2.18%	1.33%	1.06%
Net expenses	0.96%	0.95%	0.96%	0.96%	0.96%
Net expenses excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	5.01%	7.31%	8.27%	5.91%	7.08%
Supplemental data
Net assets, end of year (in millions)	$6	$16	$18	$10	$28
Portfolio turnover rate	218%	253%	302%	269%	568%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

68

VANECK EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.73	$6.49	$6.23	$7.10	$6.84
Net investment income (a)	0.32	0.46	0.47	0.39	0.51
Net realized and unrealized gain (loss) on investments	(0.60)	0.22	0.32	(0.82)	0.30
Total from investment operations	(0.28)	0.68	0.79	(0.43)	0.81
Distributions from:
Net investment income	(0.25)	(0.32)	(0.46)	—	(0.55)
Return of capital	(0.08)	(0.12)	(0.07)	(0.44)	—
Total distributions	(0.33)	(0.44)	(0.53)	(0.44)	(0.55)
Net asset value, end of year	$6.12	$6.73	$6.49	$6.23	$7.10
Total return (b)	(4.33)%	11.59%	13.05%	(6.30)%	12.01%
Ratios to average net assets
Gross expenses	2.51%	2.78%	2.60%	1.65%	1.30%
Net expenses	1.03%	1.00%	1.02%	1.01%	1.01%
Net expenses excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	4.99%	7.42%	7.34%	5.83%	7.15%
Supplemental data
Net assets, end of year (in millions)	$3	$3	$3	$5	$12
Portfolio turnover rate	218%	253%	302%	269%	568%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

69

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$20.96	$18.03	$14.14	$18.44	$12.33
Net investment income (loss) (a)	(0.04)	(0.08)	0.31	0.03	— (b)
Net realized and unrealized gain (loss) on investments	(2.52)	3.04	3.86	(4.33)	6.13
Total from investment operations	(2.56)	2.96	4.17	(4.30)	6.13
Distributions from:
Net investment income	—	(0.03)	(0.28)	— (b)	(0.02)
Net realized capital gains	(1.38)	—	—	—	—
Total distributions	(1.38)	(0.03)	(0.28)	—	(0.02)
Net asset value, end of year	$17.02	$20.96	$18.03	$14.14	$18.44
Total return (c)	(12.15)%	16.43%	29.52%	(23.30)%	49.70%
Ratios to average net assets
Expenses	1.45%	1.47%	1.53%	1.50%	1.47%
Net investment income (loss)	(0.19)%	(0.47)%	1.86%	0.17%	(0.01)%
Supplemental data
Net assets, end of year (in millions)	$130	$157	$138	$118	$195
Portfolio turnover rate	38%	30%	24%	39%	36%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

70

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$18.47	$16.02	$12.60	$16.55	$11.14
Net investment income (loss) (a)	(0.18)	(0.19)	0.16	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	(2.21)	2.67	3.43	(3.86)	5.53
Total from investment operations	(2.39)	2.48	3.59	(3.95)	5.41
Distributions from:
Net investment income	—	(0.03)	(0.17)	—	—
Net realized capital gains	(1.38)	—	—	—	—
Total distributions	(1.38)	(0.03)	(0.17)	—	—
Net asset value, end of year	$14.70	$18.47	$16.02	$12.60	$16.55
Total return (b)	(12.87)%	15.49%	28.51%	(23.87)%	48.56%
Ratios to average net assets
Expenses	2.25%	2.27%	2.32%	2.27%	2.28%
Net investment income (loss)	(0.98)%	(1.25)%	1.12%	(0.57)%	(0.85)%
Supplemental data
Net assets, end of year (in millions)	$24	$33	$37	$30	$39
Portfolio turnover rate	38%	30%	24%	39%	36%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

71

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$22.21	$19.01	$14.90	$19.46	$13.00
Net investment income (a)	0.06	— (b)	0.43	0.12	0.07
Net realized and unrealized gain (loss) on investments	(2.69)	3.23	4.05	(4.58)	6.48
Total from investment operations	(2.63)	3.23	4.48	(4.46)	6.55
Distributions from:
Net investment income	(0.04)	(0.03)	(0.37)	(0.10)	(0.09)
Net realized capital gains	(1.38)	—	—	—	—
Total distributions	(1.42)	(0.03)	(0.37)	(0.10)	(0.09)
Net asset value, end of year	$18.16	$22.21	$19.01	$14.90	$19.46
Total return (c)	(11.76)%	17.00%	30.11%	(22.88)%	50.40%
Ratios to average net assets
Gross expenses	1.14%	1.12%	1.16%	1.14%	1.15%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.28%	(0.02)%	2.46%	0.68%	0.45%
Supplemental data
Net assets, end of year (in millions)	$900	$1,158	$804	$575	$774
Portfolio turnover rate	38%	30%	24%	39%	36%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

72

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$21.33	$18.28	$14.33	$18.73	$12.51
Net investment income (loss) (a)	0.03	(0.02)	0.39	0.10	0.05
Net realized and unrealized gain (loss) on investments	(2.57)	3.10	3.92	(4.41)	6.24
Total from investment operations	(2.54)	3.08	4.31	(4.31)	6.29
Distributions from:
Net investment income	(0.02)	(0.03)	(0.36)	(0.09)	(0.07)
Net realized capital gains	(1.38)	—	—	—	—
Total distributions	(1.40)	(0.03)	(0.36)	(0.09)	(0.07)
Net asset value, end of year	$17.39	$21.33	$18.28	$14.33	$18.73
Total return (b)	(11.84)%	16.86%	30.07%	(23.03)%	50.32%
Ratios to average net assets
Gross expenses	1.13%	1.14%	1.18%	1.16%	1.15%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.16%	(0.10)%	2.32%	0.59%	0.32%
Supplemental data
Net assets, end of year (in millions)	$1,086	$1,350	$1,287	$907	$1,007
Portfolio turnover rate	38%	30%	24%	39%	36%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

73

VANECK EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
			Period
			Ended
	Year Ended December 31,		December
	2021	2020	31, 2019(a)

Net asset value, beginning of period	$22.25	$19.03	$18.08
Net investment income (loss) (b)	0.07	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.69)	3.27	1.34
Total from investment operations	(2.62)	3.25	1.32
Distributions from:
Net investment income	(0.06)	(0.03)	(0.37)
Net realized capital gains	(1.38)	—	—
Total distributions	(1.44)	(0.03)	(0.37)
Net asset value, end of period	$18.19	$22.25	$19.03
Total return (c)	(11.71)%	17.09%	7.29	%(d)
Ratios to average net assets
Gross expenses	1.08%	1.13%	1.31	%(e)
Net expenses	0.90%	0.90%	0.90	%(e)
Net investment income (loss)	0.33%	(0.12)%	(0.27	)%(e)
Supplemental data
Net assets, end of period (in millions)	$63	$74	$6
Portfolio turnover rate	38%	30%	24	%(d)

(a)	For the period September 16, 2019 (commencement of operations) through December 31, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

74

VANECK ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$25.00
Net investment loss (b)	(0.09)
Net realized and unrealized (loss) on investments	(0.67)
Total from investment operations	(0.76)
Net asset value, end of period	$24.24
Total return (c)	(3.04	)%(d)
Ratios to average net assets
Gross expenses	6.68	%(e)
Net expenses	1.26	%(e)
Net expenses excluding interest expense and taxes	1.25	%(e)
Net investment loss	(0.76	)%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate	—	%(d)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

75

VANECK ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$25.00
Net investment loss (b)	(0.05)
Net realized and unrealized (loss) on investments	(0.67)
Total from investment operations	(0.72)
Net asset value, end of period	$24.28
Total return (c)	(2.88	)%(d)
Ratios to average net assets
Gross expenses	5.45	%(e)
Net expenses	0.96	%(e)
Net expenses excluding interest expense and taxes	0.95	%(e)
Net investment loss	(0.46	)%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate	—	%(d)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

76

VANECK ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$25.00
Net investment loss (b)	(0.07)
Net realized and unrealized (loss) on investments	(0.66)
Total from investment operations	(0.73)
Net asset value, end of period	$24.27
Total return (c)	(2.92	)%(d)
Ratios to average net assets
Gross expenses	5.45	%(e)
Net expenses	1.06	%(e)
Net expenses excluding interest expense and taxes	1.05	%(e)
Net investment loss	(0.56	)%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate	—	%(d)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

77

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$33.51	$28.39	$25.66	$36.32	$36.87
Net investment income (loss) (a)	0.50	0.13	0.17	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investments	5.73	5.17	2.81	(10.61)	(0.38)
Total from investment operations	6.23	5.30	2.98	(10.66)	(0.55)
Distributions from:
Net investment income	(0.53)	(0.18)	(0.25)	—	—
Net asset value, end of year	$39.21	$33.51	$28.39	$25.66	$36.32
Total return (b)	18.61%	18.68%	11.64%	(29.35)%	(1.49)%
Ratios to average net assets
Gross expenses	1.48%	1.62%	1.60%	1.59%	1.53%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	1.29%	0.53%	0.63%	(0.15)%	(0.50)%
Supplemental data
Net assets, end of year (in millions)	$152	$106	$118	$194	$349
Portfolio turnover rate	28%	37%	33%	16%	17%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

78

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$28.57	$24.27	$21.93	$31.28	$32.00
Net investment income (loss) (a)	0.15	(0.06)	(0.05)	(0.29)	(0.39)
Net realized and unrealized gain (loss) on investments	4.90	4.36	2.39	(9.06)	(0.33)
Total from investment operations	5.05	4.30	2.34	(9.35)	(0.72)
Distributions from:
Net investment income	(0.34)	—	—	—	—
Net asset value, end of year	$33.28	$28.57	$24.27	$21.93	$31.28
Total return (b)	17.67%	17.72%	10.67%	(29.89)%	(2.25)%
Ratios to average net assets
Gross expenses	2.52%	2.65%	2.44%	2.32%	2.19%
Net expenses	2.20%	2.20%	2.20%	2.20%	2.19%
Net investment income (loss)	0.45%	(0.27)%	(0.19)%	(0.98)%	(1.33)%
Supplemental data
Net assets, end of year (in millions)	$14	$11	$13	$24	$54
Portfolio turnover rate	28%	37%	33%	16%	17%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

79

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$35.15	$29.74	$26.94	$38.10	$38.51
Net investment income (loss) (a)	0.67	0.26	0.30	0.10	(0.03)
Net realized and unrealized gain (loss) on investments	6.04	5.45	2.94	(11.17)	(0.38)
Total from investment operations	6.71	5.71	3.24	(11.07)	(0.41)
Distributions from:
Net investment income	(0.69)	(0.30)	(0.44)	(0.08)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.69)	(0.30)	(0.44)	(0.09)	—
Net asset value, end of year	$41.17	$35.15	$29.74	$26.94	$38.10
Total return (b)	19.12%	19.23%	12.06%	(29.04)%	(1.06)%
Ratios to average net assets
Gross expenses	1.11%	1.14%	1.09%	1.06%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.97%
Net investment income (loss)	1.66%	0.98%	1.05%	0.29%	(0.08)%
Supplemental data
Net assets, end of year (in millions)	$386	$358	$460	$945	$1,564
Portfolio turnover rate	28%	37%	33%	16%	17%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

80

VANECK GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$34.17	$28.93	$26.19	$37.01	$37.47
Net investment income (loss) (a)	0.62	0.20	0.24	0.04	(0.08)
Net realized and unrealized gain (loss) on investments	5.83	5.29	2.87	(10.84)	(0.38)
Total from investment operations	6.45	5.49	3.11	(10.80)	(0.46)
Distributions from:
Net investment income	(0.62)	(0.25)	(0.37)	(0.02)	—
Return of capital	—	—	—	— (b)	—
Total distributions	(0.62)	(0.25)	(0.37)	(0.02)	—
Net asset value, end of year	$40.00	$34.17	$28.93	$26.19	$37.01
Total return (c)	18.92%	18.99%	11.88%	(29.17)%	(1.23)%
Ratios to average net assets
Gross expenses	1.18%	1.29%	1.24%	1.20%	1.16%
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income (loss)	1.56%	0.76%	0.85%	0.11%	(0.25)%
Supplemental data
Net assets, end of year (in millions)	$231	$122	$115	$167	$271
Portfolio turnover rate	28%	37%	33%	16%	17%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

81

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$12.82		$10.16	$7.65	$9.38	$8.62
Net investment loss (a)	—	(b)	(0.06)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.84)		4.22	2.94	(1.47)	1.20
Total from investment operations	(1.84)		4.16	2.88	(1.51)	1.11
Distributions from:
Net investment income	(0.66)		(1.50)	(0.37)	(0.22)	(0.35)
Net asset value, end of year	$10.32		$12.82	$10.16	$7.65	$9.38
Total return (c)	(14.22)%		41.39%	38.03%	(15.99)%	13.03%
Ratios to average net assets
Gross expenses	1.34	%(d)	1.34%	1.49%	1.47%	1.43%
Net expenses	1.34	%(d)	1.34%	1.45%	1.45%	1.43%
Net investment loss	—	%(d)	(0.45)%	(0.63)%	(0.51)%	(0.93)%
Supplemental data
Net assets, end of year (in millions)	$302		$378	$277	$200	$286
Portfolio turnover rate	23%		32%	21%	35%	32%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

82

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$10.83		$8.77	$6.64	$8.25	$7.61
Net investment loss (a)	(0.08)		(0.13)	(0.11)	(0.09)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.55)		3.62	2.55	(1.30)	1.06
Total from investment operations	(1.63)		3.49	2.44	(1.39)	0.92
Distributions from:
Net investment income	(0.66)		(1.43)	(0.31)	(0.22)	(0.28)
Net asset value, end of year	$8.54		$10.83	$8.77	$6.64	$8.25
Total return (b)	(14.89)%		40.31%	37.12%	(16.73)%	12.24%
Ratios to average net assets
Gross expenses	2.13	%(c)	2.12%	2.31%	2.27%	2.21%
Net expenses	2.13	%(c)	2.12%	2.20%	2.20%	2.20%
Net investment loss	(0.79	)%(c)	(1.21)%	(1.36)%	(1.25)%	(1.70)%
Supplemental data
Net assets, end of year (in millions)	$49		$63	$38	$32	$47
Portfolio turnover rate	23%		32%	21%	35%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

83

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$17.31		$13.32	$9.93	$12.05	$10.97
Net investment income (loss) (a)	0.05		(0.02)	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.48)		5.55	3.82	(1.89)	1.54
Total from investment operations	(2.43)		5.53	3.80	(1.90)	1.48
Distributions from:
Net investment income	(0.66)		(1.54)	(0.41)	(0.22)	(0.40)
Net asset value, end of year	$14.22		$17.31	$13.32	$9.93	$12.05
Total return (b)	(13.94)%		41.88%	38.61%	(15.69)%	13.56%
Ratios to average net assets
Gross expenses	1.03	%(c)	1.02%	1.09%	1.06%	1.04%
Net expenses	1.00	%(c)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.34	%(c)	(0.12)%	(0.16)%	(0.06)%	(0.51)%
Supplemental data
Net assets, end of year (in millions)	$203		$244	$236	$244	$285
Portfolio turnover rate	23%		32%	21%	35%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

84

VANECK INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$13.15		$10.40	$7.82	$9.55	$8.78
Net investment income (loss) (a)	0.03		(0.02)	(0.03)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.88)		4.31	3.01	(1.50)	1.22
Total from investment operations	(1.85)		4.29	2.98	(1.51)	1.16
Distributions from:
Net investment income	(0.66)		(1.54)	(0.40)	(0.22)	(0.39)
Net asset value, end of year	$10.64		$13.15	$10.40	$7.82	$9.55
Total return (b)	(13.94)%		41.68%	38.52%	(15.71)%	13.29%
Ratios to average net assets
Gross expenses	1.06	%(c)	1.05%	1.17%	1.18%	1.16%
Net expenses	1.06	%(c)	1.05%	1.10%	1.10%	1.10%
Net investment income (loss)	0.29	%(c)	(0.12)%	(0.29)%	(0.17)%	(0.60)%
Supplemental data
Net assets, end of year (in millions)	$306		$375	$176	$106	$96
Portfolio turnover rate	23%		32%	21%	35%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

85

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,				Period Ended December
	2021	2020	2019	2018	31, 2017(a)

Net asset value, beginning of period	$30.70	$29.13	$23.94	$26.63	$25.15
Net investment income (b)	0.40	0.47	0.49	0.49	0.07
Net realized and unrealized gain (loss) on investments	6.92	3.63	7.86	(0.91)	1.48
Total from investment operations	7.32	4.10	8.35	(0.42)	1.55
Distributions from:
Net investment income	(0.38)	(0.48)	(0.46)	(0.48)	(0.07)
Net realized capital gains	(4.13)	(2.05)	(2.70)	(1.79)	—
Total distributions	(4.51)	(2.53)	(3.16)	(2.27)	(0.07)
Net asset value, end of period	$33.51	$30.70	$29.13	$23.94	$26.63
Total return (c)	24.04%	14.18%	34.80%	(1.30)%	6.15	%(d)
Ratios to average net assets
Gross expenses	2.26%	4.28%	5.21%	3.42%	16.25	%(e)
Net expenses	0.59%	0.59%	0.59%	0.59%	0.59	%(e)
Net investment income	1.13%	1.65%	1.72%	1.79%	1.89	%(e)
Supplemental data
Net assets, end of period (in millions)	$4	$3	$1	$1	$1
Portfolio turnover rate	59%	64%	108%	76%	10	%(d)

(a)	For the period November 7, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

86

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,				Period Ended December
	2021	2020	2019	2018	31, 2017(a)

Net asset value, beginning of period	$30.32	$28.76	$23.95	$26.63	$25.15
Net investment income (b)	0.44	0.49	0.52	0.50	0.08
Net realized and unrealized gain (loss) on investments	6.82	3.59	7.89	(0.90)	1.47
Total from investment operations	7.26	4.08	8.41	(0.40)	1.55
Distributions from:
Net investment income	(0.41)	(0.47)	(0.90)	(0.49)	(0.07)
Net realized capital gains	(4.13)	(2.05)	(2.70)	(1.79)	—
Total distributions	(4.54)	(2.52)	(3.60)	(2.28)	(0.07)
Net asset value, end of period	$33.04	$30.32	$28.76	$23.95	$26.63
Total return (c)	24.15%	14.31%	35.02%	(1.22)%	6.17	%(d)
Ratios to average net assets
Gross expenses	1.59%	2.48%	3.02%	2.16%	13.17	%(e)
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49	%(e)
Net investment income	1.23%	1.74%	1.83%	1.90%	1.99	%(e)
Supplemental data
Net assets, end of period (in millions)	$15	$10	$8	$5	$4
Portfolio turnover rate	59%	64%	108%	76%	10	%(d)

(a)	For the period November 7, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

87

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$31.19	$29.08	$26.54	$29.31	$25.97
Net investment income (a)	0.21	0.26	0.38	0.34	0.22
Net realized and unrealized gain (loss) on investments	3.31	2.16	2.59	(2.73)	3.71
Total from investment operations	3.52	2.42	2.97	(2.39)	3.93
Distributions from:
Net investment income	(0.27)	(0.31)	(0.43)	(0.23)	(0.16)
Net realized capital gains	(0.19)	—	—	(0.15)	(0.43)
Total distributions	(0.46)	(0.31)	(0.43)	(0.38)	(0.59)
Net asset value, end of year	$34.25	$31.19	$29.08	$26.54	$29.31
Total return (b)	11.30%	8.35%	11.21%	(8.13)%	15.15%
Ratios to average net assets
Gross expenses (c)	1.86%	1.86%	1.87%	1.62%	2.09%
Net expenses (c)	1.15%	1.15%	1.16%	1.15%	1.15%
Net expenses excluding interest expense (c)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (c)	0.63%	0.92%	1.35%	1.16%	0.79%
Supplemental data
Net assets, end of year (in millions)	$10	$12	$14	$15	$10
Portfolio turnover rate	90%	164%	193%	202%	229%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

88

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$31.30	$29.18	$26.63	$29.41	$26.02
Net investment income (a)	0.33	0.36	0.47	0.38	0.35
Net realized and unrealized gain (loss) on investments	3.31	2.17	2.60	(2.70)	3.67
Total from investment operations	3.64	2.53	3.07	(2.32)	4.02
Distributions from:
Net investment income	(0.37)	(0.41)	(0.52)	(0.31)	(0.20)
Net realized capital gains	(0.19)	—	—	(0.15)	(0.43)
Total distributions	(0.56)	(0.41)	(0.52)	(0.46)	(0.63)
Net asset value, end of year	$34.38	$31.30	$29.18	$26.63	$29.41
Total return (b)	11.66%	8.67%	11.53%	(7.85)%	15.48%
Ratios to average net assets
Gross expenses (c)	1.46%	1.51%	1.55%	1.36%	1.79%
Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%
Net expenses excluding interest expense (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (c)	0.98%	1.26%	1.66%	1.33%	1.23%
Supplemental data
Net assets, end of year (in millions)	$13	$14	$15	$12	$13
Portfolio turnover rate	90%	164%	193%	202%	229%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

89

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$31.30	$29.16	$26.62	$29.39	$26.01
Net investment income (a)	0.33	0.36	0.41	0.39	0.36
Net realized and unrealized gain (loss) on investments	3.29	2.14	2.65	(2.72)	3.65
Total from investment operations	3.62	2.50	3.06	(2.33)	4.01
Distributions from:
Net investment income	(0.35)	(0.36)	(0.52)	(0.29)	(0.20)
Net realized capital gains	(0.19)	—	—	(0.15)	(0.43)
Total distributions	(0.54)	(0.36)	(0.52)	(0.44)	(0.63)
Net asset value, end of year	$34.38	$31.30	$29.16	$26.62	$29.39
Total return (b)	11.59%	8.61%	11.49%	(7.90)%	15.45%
Ratios to average net assets
Gross expenses (c)	1.56%	1.67%	1.64%	1.33%	1.75%
Net expenses (c)	0.90%	0.90%	0.91%	0.90%	0.90%
Net expenses excluding interest expense (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (c)	0.97%	1.25%	1.48%	1.36%	1.25%
Supplemental data
Net assets, end of year (in millions)	$12	$11	$10	$19	$13
Portfolio turnover rate	90%	164%	193%	202%	229%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

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VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. These financial statements relate to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CM Commodity Index Fund	Diversified
Emerging Markets Bond Fund	Non-Diversified
Emerging Markets Fund	Diversified
Environmental Sustainability Fund	Non-Diversified
Global Resources Fund	Diversified
International Investors Gold Fund	Non-Diversified
VanEck Morningstar Wide Moat Fund	Diversified
VanEck NDR Managed Allocation Fund	Diversified

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Environmental Sustainability Fund seeks long-term capital appreciation by investing primarily in equity securities of companies operating in environmental sustainability markets. The Global Resources Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index. The VanEck NDR Managed Allocation Fund seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc.

Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I, Y and Z Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using
91

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Funds are open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Private investments in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of the Van Eck Associate Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA, collectively referred to as the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
92

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary, and Gold Series Fund I Subsidiary, respectively, Cayman Islands exempted companies (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund present the financial position and results of operations for the Funds, and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2021, the CM Commodity Index Fund and International Investors Gold Fund held $138,802,755 and $44,171,483 in their Subsidiaries, representing 21% and 5% of the Funds’ net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned Subsidiaries are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the Funds’ investment company taxable income. Net losses of the CFC cannot be deducted by the Funds in the current year, nor carried forward to offset taxable income in future years.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for dividends from net investment income from Emerging Markets Bond Fund which are declared and paid monthly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these
93

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Total Return Swaps—The CM Commodity Index Fund enters into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at December 31, 2021 is reflected in the Fund’s Consolidated Schedule of Investments.

During the year ending in December 31, 2021, the CM Commodity Index Fund held swap contracts for twelve months with an average monthly notional amount of $610,472,250.

Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statements of Operations. During the year ending in December 31, 2021, the Emerging Market Bond Fund held forward foreign currency contracts for six months. The average amount purchased and sold (in U.S. dollars) was $342,665 and $347,936, respectively. The Emerging Markets Fund held forward foreign currency contracts for one month during the year, and the average amount purchased and sold (in U.S. dollars) was $1,614,836 and $1,613,540, respectively. The International Investors Gold Fund held forward foreign currency contracts for six months during the year, and the average amount purchased and sold (in U.S. dollars) was $3,029,985 and $3,041,703, respectively. Forward foreign currency contracts held at December 31, 2021, if any, are reflected in the Schedule of Open Forward Foreign Currency Contracts in the Funds’ Schedules of Investments.

Private Investment in Public Equity (PIPE)—Certain funds may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. The Global Resources Fund’s PIPE investments during the year ended December 31, 2021, represented unfunded subscription agreements in a private investment in public equity. The Fund generally segregated an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. On the settlement date, the PIPE investment was converted to common stock of the underlying equity position and the cost was recorded at the contractual trade settlement amount.
94

At December 31, 2021, the Global Resources Fund had no open derivative contracts. During the year ended December 31, 2021, the average notional amount of PIPE positions held by the fund was $7,425,000.

At December 31, 2021, the following Funds held derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Commodities Futures Risk
CM Commodity Index Fund
Swap contracts[1]	$6,078,183

[1]	Statements of Assets and Liabilities location: Total return swap contracts, at value

The impact of transactions in derivative instruments during the year ended December 31, 2021, was as follows:

	Commodities Futures Risk	Equity Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$165,025,653	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(1,730,309)	—	—
Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	(52,094)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	20,185
Global Resources Fund
Net change in unrealized appreciation (depreciation):
Derivative contracts – PIPE[5]	—	(2,648,246)	—
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	(82,027)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	(2,096)

[1]	Statements of Operations location: Net realized gain (loss) on Swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on Swap contracts
[3]	Statements of Operations location: Net realized gain (loss) on forward foreign currency contracts
[4]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts
[5]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on Derivative contracts - PIPE

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market fund investments, if any, at December 31, 2021 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).
95

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NOTES TO FINANCIAL STATEMENTS

(continued)

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities subject to a master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2021. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statements of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
CM Commodity Index Fund
Total return swap contracts	$6,078,183	$—	$6,078,183	$—	$6,078,183

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Emerging Markets Bond Fund, Emerging Markets Fund, Environmental Sustainability, Global Resources Fund, International Investors Gold Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund. VEARA is the investment adviser to the CM Commodity Index Fund and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets, as follows:

Fund	Annual Rate

CM Commodity Index Fund	0.75%
Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter
Emerging Markets Fund	0.75%
Environmental Sustainability Fund	0.75%
Global Resources Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% of the next $250 million and 0.50% thereafter
VanEck Morningstar Wide Moat Fund	0.45%
VanEck NDR Managed Allocation Fund	0.80%

The Advisers have agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

96

The current expense limitations and the amounts waived/assumed by the Adviser for the year ending in December 31, 2021, are as follows:

Fund	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser

CM Commodity Index Fund
Class A	0.95%	$130,938	$—
Class I	0.65	735,039	—
Class Y	0.70	781,736	—
Emerging Markets Bond Fund
Class A	1.25	55,121	17,773
Class I	0.95	128,510	—
Class Y	1.00	29,429	25,258
Emerging Markets Fund
Class A	1.60	—	—
Class C	2.50	—	—
Class I	1.00	1,635,456	—
Class Y	1.10	368,321	—
Class Z	0.90	169,215	—
Environmental Sustainability Fund
Class A	1.25	3,544	22,063
Class I	0.95	7,174	35,801
Class Y	1.05	7,054	34,288
Global Resources Fund
Class A	1.38	147,495	—
Class C	2.20	36,243	—
Class I	0.95	589,862	—
Class Y	1.13	104,769	—
International Investors Gold Fund
Class A	1.45	—	—
Class C	2.20	—	—
Class I	1.00	59,592	—
Class Y	1.10	—	—
VanEck Morningstar Wide Moat Fund
Class I	0.59	15,776	42,816
Class Z	0.49	57,682	83,312
VanEck NDR Managed Allocation Fund
Class A	1.15	72,215	—
Class I	0.85	84,599	—
Class Y	0.90	78,172	—

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. Administrative fees are included in expenses in the Statements of Operations.

For the year ended December 31, 2021, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $1,257,018 in sales loads relating to the sale of shares of the Funds, of which $1,140,715 was reallowed to broker/dealers and the remaining $116,303 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

At December 31, 2021, the Distributor owned approximately 98% of Class A, 90% of Class I and 100% Class Y of VanEck Environmental Sustainability Fund, 54% of Class I Shares and 55% of Class Z Shares of VanEck

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(continued)

Morningstar Wide Moat Fund, and the Adviser owned approximately 41% of Class A, 63% of Class I, and 37% of Class Y of VanEck NDR Managed Allocation Fund.

Note 4—Investments—For the year ending in December 31, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Emerging Markets Bond Fund	$64,152,196	$72,808,407
Emerging Markets Fund	1,043,496,833	1,228,896,846
Environmental Sustainability Fund	4,909,179	–
Global Resources Fund	272,233,841	192,592,576
International Investors Gold Fund	208,728,114	298,479,935
VanEck Morningstar Wide Moat Fund	11,803,330	9,476,548
VanEck NDR Managed Allocation Fund	32,151,500	38,651,465

During the year ended December 31, 2021, the International Investors Gold Fund engaged in sales of investments to funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to $ 5,790,726. The Fund recognized realized gain of $ 2,329,320 related to these transactions.

Note 5—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$526,503,743	$130,904,125	$–	$130,904,125
Emerging Markets Bond Fund	16,087,160	406,035	(867,291)	(461,256)
Emerging Markets Fund	1,937,453,451	528,929,915	(243,292,126)	285,637,789
Environmental Sustainability Fund	5,424,210	367,423	(542,390)	(174,967)
Global Resources Fund	528,873,358	300,305,997	(29,265,895)	271,040,102
International Investors Gold Fund	618,860,522	278,263,971	(35,485,281)	242,778,690
VanEck Morningstar Wide Moat Fund	15,966,892	2,929,956	(533,489)	2,396,467
VanEck NDR Managed Allocation Fund	30,727,589	7,511,477	(459,676)	7,051,801

At December 31, 2021, the components of accumulated distributable earnings (loss) on a tax basis, for each Fund were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CM Commodity Index Fund	$–	$–	$–	$(190,320,241)	$6,087,227	$(184,233,014)
Emerging Markets Bond Fund	–	(32,528,163)	(105,714)	(20,585)	(465,316)	(33,119,778)
Emerging Markets Fund	553,903	–	(4,988,298)	(1,775,930)	280,113,211	273,902,886
Environmental Sustainability Fund	19,955	–	–	(186)	(174,966)	(155,197)
Global Resources Fund	1,180,594	(1,064,847,677)	–	(520,070)	271,040,130	(793,147,023)
International Investors Gold Fund	–	(354,060,863)	–	(577,105)	242,934,313	(111,703,655)
VanEck Morningstar Wide Moat Fund	333,963	139,223	–	(7,588)	2,396,466	2,862,064
VanEck NDR Managed Allocation Fund	10,171	–	(84,794)	(28,607)	7,051,797	6,948,567
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*	Qualified late year losses incurred after October 31, 2021 are deemed to arise on the January 1, 2022.

The tax character of dividends paid to shareholders were as follows:

	2021			2020
Fund	Ordinary Income**	Long-Term Capital Gains	Return of Capital	Ordinary Income**	Long-Term Capital Gains	Return of Capital
CM Commodity Index Fund	$129,308,838	$–	$–	$105,831	$–	$–
Emerging Markets Bond Fund	1,001,574	–	343,312	1,295,871	–	481,019
Emerging Markets Fund	3,609,177	166,469,764	–	3,990,747	–	–
Global Resources Fund	12,201,503	–	–	4,501,270	–	–
International Investors Gold Fund	49,604,659	–	–	110,004,410	–	–
VanEck Morningstar Wide Moat Fund	1,341,043	853,192	–	518,862	391,131	–
VanEck NDR Managed Allocation Fund	350,081	199,040	–	425,077	–	–

**	Includes Short-Term Capital Gains, if any.

At December 31, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Emerging Markets Bond Fund	$(31,717,319)	$(810,844)	$(32,528,163)
Global Resources Fund	(111,849,219)	(952,998,458)	(1,064,847,677)
International Investors Gold Fund	(110,128,009)	(243,932,854)	(354,060,863)

Additionally, Emerging Markets, Global Resources, International Investors Gold and NDR Managed Allocation Funds utilized $62,723,607 $60,010,118, $37,386,321 and $2,097,533, of their capital loss carryover available from prior years.

During the year ended December 31, 2021, as a result of permanent book to tax differences primarily due to undistributed earnings attributable to the redemption of shares, tax net operating losses and differences in the treatment of income and realized gains from controlled foreign corporation subsidiaries, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CM Commodity Index Fund	$(176,420,855)	$176,420,855
Emerging Markets Fund	(2,130)	2,130
International Investors Gold Fund	51,610,342	(51,610,342)

For the year ended December 31, 2021, Emerging Market Bond Fund’s net realized losses from foreign currency translations were $320,904.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision

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for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ending in December 31, 2021, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss. As a result of events involving Russia, the United States and European Union, have in the past, and may in the future, impose sanctions on certain Russian individuals and companies, which may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

The CM Commodity Index Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Global Resources Fund and International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Special Purpose Acquisition Companies: Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger,

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combination, acquisition or other similar transactions. The Funds may acquire an interest in a SPAC in an IPO or a secondary market transaction. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Funds’ performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Funds otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: Certain Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including in a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

The VanEck NDR Managed Allocation Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement

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(continued)

of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statements of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A:
Shares sold	3,957,684	2,429,576	116,452	465,521
Shares reinvested	634,726	660	41,102	47,211
Shares redeemed	(3,277,047)	(3,454,314)	(185,793)	(213,613)
Net increase (decrease)	1,315,363	(1,024,078)	(28,239)	299,119
Class C:
Shares sold	N/A	N/A	N/A	32
Shares reinvested	N/A	N/A	N/A	6,775
Shares redeemed	N/A	N/A	N/A	(223,820)
Net decrease	N/A	N/A	N/A	(217,013)
Class I:
Shares sold	25,072,665	17,190,904	787,924	147,056
Shares reinvested	4,670,695	4,095	119,234	163,123
Shares redeemed	(13,382,771)	(18,256,004)	(2,356,297)	(736,294)
Net increase (decrease)	16,360,589	(1,061,005)	(1,449,139)	(426,115)
Class Y:
Shares sold	20,267,553	25,082,974	376,300	245,055
Shares reinvested	11,659,739	10,739	28,026	29,313
Shares redeemed	(12,145,676)	(33,718,692)	(252,627)	(315,252)
Net increase (decrease)	19,781,616	(8,624,979)	151,699	(40,884)

	Emerging Markets Fund		Environmental Sustainability Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021
Class A:
Shares sold	1,961,219	3,330,424	40,863
Shares reinvested	402,834	7,950	—
Shares redeemed	(2,218,073)	(3,515,280)	—
Net increase (decrease)	145,980	(176,906)	40,863
Class C:
Shares sold	279,495	245,703	N/A
Shares reinvested	125,429	2,579	N/A
Shares redeemed	(537,501)	(756,634)	N/A
Net decrease	(132,577)	(508,352)	N/A
Class I:
Shares sold	12,493,340	23,768,703	88,900
Shares reinvested	2,795,560	48,076	—
Shares redeemed	(17,902,220)	(13,948,510)	(403)
Net increase (decrease)	(2,613,320)	9,868,269	88,497
Class Y:
Shares sold	15,784,983	21,744,051	80,000
Shares reinvested	3,563,867	70,227	—
Shares redeemed	(20,196,116)	(28,945,856)	—
Net increase (decrease)	(847,266)	(7,131,578)	80,000
Class Z:
Shares sold	2,639,044	3,665,787	N/A
Shares reinvested	246,286	4,601	N/A
Shares redeemed	(2,734,775)	(651,499)	N/A
Net increase	150,555	3,018,889	N/A
102

	Global Resources Fund		International Investors Gold Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A:
Shares sold	1,502,062	552,487	5,461,170	6,447,284
Shares reinvested	45,405	15,418	1,655,334	2,886,195
Shares redeemed	(824,102)	(1,569,603)	(7,283,146)	(7,118,954)
Net increase (decrease)	723,365	(1,001,698)	(166,642)	2,214,525
Class C:
Shares sold	214,843	61,748	1,034,911	2,076,220
Shares reinvested	3,809	N/A	413,251	678,152
Shares redeemed	(181,846)	(203,360)	(1,520,224)	(1,309,517)
Net increase (decrease)	36,806	(141,612)	(72,062)	1,444,855
Class I:
Shares sold	2,134,840	1,099,699	2,994,686	4,573,469
Shares reinvested	77,465	40,234	654,866	1,194,933
Shares redeemed	(3,007,266)	(6,416,512)	(3,493,744)	(9,357,880)
Net increase (decrease)	(794,961)	(5,276,579)	155,808	(3,589,478)
Class Y:
Shares sold	4,260,547	1,610,844	15,460,624	20,374,061
Shares reinvested	76,682	22,090	1,455,685	792,701
Shares redeemed	(2,127,574)	(2,026,944)	(16,672,274)	(11,541,828)
Net increase (decrease)	2,209,655	(394,010)	244,035	11,624,934

	VanEck Morningstar Wide Moat Fund		VanEck NDR Managed Allocation Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A:
Shares sold	N/A	N/A	22,243	53,434
Shares reinvested	N/A	N/A	3,797	3,775
Shares redeemed	N/A	N/A	(120,064)	(174,712)
Net decrease	N/A	N/A	(94,024)	(117,503)
Class I:
Shares sold	15,197	35,438	7,006	37,266
Shares reinvested	14,035	4,258	6,709	5,798
Shares redeemed	(6,120)	(42)	(74,253)	(108,952)
Net increase (decrease)	23,112	39,654	(60,538)	(65,888)
Class Y:
Shares sold	N/A	N/A	108,341	130,008
Shares reinvested	N/A	N/A	5,610	4,114
Shares redeemed	N/A	N/A	(115,780)	(115,516)
Net increase (decrease)	N/A	N/A	(1,829)	18,606
Class Z:
Shares sold	68,420	98,466	N/A	N/A
Shares reinvested	53,153	26,143	N/A	N/A
Shares redeemed	(17,757)	(49,151)	N/A	N/A
Net increase	103,816	75,458	N/A	N/A

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while

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receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021, is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
CM Commodity Index Fund	$–	$151	$–	$151
Emerging Markets Bond Fund	1,031,725	568,095	500,817	1,068,912
Emerging Markets Fund	17,674,230	940,250	17,411,369	18,351,619
Environmental Sustainability Fund	379,878	92,522	311,488	404,010
Global Resources Fund	58,015,233	13,227,690	46,396,449	59,624,139
International Investors Gold Fund	4,030,754	2,635,122	1,563,117	4,198,239
VanEck NDR Managed Allocation Fund	6,319,383	2,483,454	3,974,260	6,457,714

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
CM Commodity Index Fund	$151
Emerging Markets Bond Fund	568,095
Emerging Markets Fund	940,250
Environmental Sustainability Fund	92,522
Global Resources Fund	13,227,690
International Investors Gold Fund	2,635,122
VanEck NDR Managed Allocation Fund	2,483,454

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market

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rates in effect at the time of borrowings. During the year ending in December 31, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Emerging Markets Bond Fund	2	$174,009	1.34%
Emerging Markets Fund	1	3,959,031	1.45
Global Resources Fund	5	3,913,170	1.37
International Investors Gold Fund	5	2,499,573	1.39
VanEck NDR Managed Allocation Fund	31	346,629	1.39

Outstanding loan balances as of December 31, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck ETF Trust and VanEck VIP Trust, as directed by the Trustees.

The expense of the Deferred Plan is included in “Trustees’ fees and expenses” on the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustees’ fees” in the Statements of Assets and Liabilities.

Note 12—Subsequent Event Review—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 15, 2021, the Board of Trustees of VanEck Funds approved a plan to liquidate the VanEck NDR Managed Allocation Fund on January 19, 2022. The Fund liquidated on January 19, 2022.

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VANECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CM Commodity Index Fund, Emerging Markets Bond Fund, Emerging Markets Fund, Environmental Sustainability Fund, Global Resources Fund, International Investors Gold Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund and the Board of Trustees of VanEck Funds.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) of CM Commodity Index Fund, Emerging Markets Bond Fund, Emerging Markets Fund, Environmental Sustainability Fund, Global Resources Fund, International Investors Gold Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund (collectively referred to as the “Funds”) (eight of the funds constituting VanEck Funds (the “Trust”)), including the schedules of investments (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), as of December 31, 2021, and the related statements of operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), changes in net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), and the financial highlights (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) of each of the Funds (eight of the funds constituting VanEck Funds) at December 31, 2021, and the results of their operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), changes in their net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) and financial highlights (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
CM Commodity Index Fund Emerging Markets Bond Fund Emerging Markets Fund Global Resources Fund International Investors Gold Fund VanEck NDR Managed Allocation Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
VanEck Morningstar Wide Moat Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the four years in the period ended December 31, 2021 and the period from November 7, 2017 (commencement of operations) through December 31, 2021
Environmental Sustainability Fund	For the period July 14, 2021 (commencement of operations) through December 31, 2021	For the period July 14, 2021 (commencement of operations) through December 31, 2021	For the period July 14, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required

106

to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 28, 2022

107

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

December 31, 2021 (unaudited)

EMERGING MARKETS LEADERS FUND

(the “New Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if it is approved by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2021, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the Independent Trustees, voted to enter into an Advisory Agreement (the “Advisory Agreement”) between the New Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the New Fund’s Advisory Agreement is set forth below.

In considering the approval of the Advisory Agreement, the Board took into consideration its overall knowledge of the business and operations of the Adviser, which it obtained over time through its oversight of other mutual funds advised by the Adviser. The Independent Trustees were advised by independent legal counsel during the contract approval process, and met with independent legal counsel in executive session outside the presence of management. The Board considered, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The financial position of the Adviser;

■	A description of the Advisory Agreement and descriptions of the services to be provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the New Fund, the structure of their compensation and the resources available to support these activities;

■	A report comparing the proposed management fees and non-investment management expenses of the New Fund with those of other funds with similar investment strategies managed by other investment advisers;

■	Information concerning the Adviser’s compliance program;

■	Information with respect to the Adviser’s brokerage practices;

■	Information regarding the procedures to be used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the New Fund by the Adviser’s investment personnel;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information regarding the nature, quality, extent and cost of the investment management, administrative and other non-investment management services to be provided by the Adviser;
108

■	Information regarding the nature, quality and extent of the services to be performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the New Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the New Fund with a view to reducing non-management expenses of the New Fund; and

■	Information regarding the terms of the Advisory Agreement and the services to be performed thereunder.

Performance. The Board did not consider performance results for the New Fund because the New Fund has not yet commenced operations.

Fees and Expenses. The Board noted that the management fee for the New Fund is in line with the average annual management fees for the New Fund’s peer group of other actively managed, open-end mutual funds who invest broadly across various environmental sustainability markets. The Board considered the reasonableness of the fees and considered the fees in comparison to other funds with similar investment emerging markets strategies managed by other investment advisers. The Board concluded that the advisory fees to be charged to the New Fund would be reasonable.

Profitability and Economies of Scale. The Board did not specifically consider the profitability of the Adviser with respect to the management of the New Fund, as the New Fund had not yet commenced operations. The Board also did not specifically consider the extent to which benefits from economies of scale will be realized by the Adviser and shared with the New Fund as the assets under management grow, although such matters are expected to be considered in the future.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved entering into the Advisory Agreement for the New Fund for an initial two-year period.

109

VANECK FUNDS

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021. Please consult your tax advisor for proper treatment of this information.

Fund	Ordinary Income Amount Paid Per Share	Return of Capital Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*
CM Commodity Index Fund
Class A	$1.13440	$—	—%	—%
Class I	1.15170	—	—	—
Class Y	1.14870	—	—	—
Emerging Markets Bond Fund
Class A	0.23349	0.08011	—	—
Class I	0.25205	0.08636	—	—
Class Y	0.24426	0.08374	—	—
Emerging Markets Fund
Class I	0.04430	—	100.00	2.81
Class Y	0.02030	—	100.00	2.81
Class Z	0.06130	—	100.00	2.81
Global Resources Fund
Class A	0.52780	—	100.00	65.96
Class C	0.33500	—	100.00	65.96
Class I	0.69170	—	100.00	65.96
Class Y	0.62450	—	100.00	65.96

Fund	Foreign Source Income*	Foreign Taxes Paid Per Share**	Long-Term Capital Gain Per Share	Federal Obligation Interest ***
CM Commodity Index Fund
Class A	—%	$—	$—	0.17%
Class I	—	—	—	0.17
Class Y	—	—	—	0.17
Emerging Markets Bond Fund
Class A	100.00	0.004289	—	—
Class I	100.00	0.004289	—	—
Class Y	100.00	0.004289	—	—
Emerging Markets Fund
Class A	—	—	1.377400	0.01
Class C	—	—	1.377400	0.01
Class I	100.00	0.039356	1.377400	0.01
Class Y	100.00	0.039356	1.377400	0.01
Class Z	100.00	0.039356	1.377400	0.01
Global Resources Fund
Class A	—	—	—	0.03
Class C	—	—	—	0.03
Class I	—	—	—	0.03
Class Y	—	—	—	0.03

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S.

110

Government. State law varies as to what percentage of this dividend is exempt from state income tax.

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*
International Investors Gold Fund
Class A	$0.66030	6.16%	0.89%
Class C	0.66030	6.16	0.89
Class I	0.66030	6.16	0.89
Class Y	0.66030	6.16	0.89
VanEck Morningstar Wide Moat Fund
Class I	0.37880	24.27	23.56
Class Z	0.40900	24.27	23.56
VanEck NDR Managed Allocation Fund
Class A	0.26940	83.69	3.98
Class I	0.37160	83.69	3.98
Class Y	0.35160	83.69	3.98

Fund	Foreign Source Income*	Foreign Taxes Paid Per Share**	Section 199A Qualified Business Income Per Share	Long-Term Capital Gain Per Share	Federal Obligation Interest ***
International Investors Gold Fund
Class A	—%	$—	$—	$—	0.02%
Class C	—	—	—	—	0.02
Class I	—	—	—	—	0.02
Class Y	—	—	—	—	0.02
VanEck Morningstar Wide Moat Fund
Class I	—	—	—	1.761100	—
Class Z	—	—	—	1.761100	—
VanEck NDR Managed Allocation Fund
Class A	2.67	0.012305	0.000318	0.191800	8.11
Class I	2.67	0.012305	0.000438	0.191800	8.11
Class Y	2.67	0.012305	0.000415	0.191800	8.11

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend is exempt from state income tax.

Additionally, VanEck Morningstar Wide Moat Fund paid short-term capital gains of $2.36550 per share that represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

111

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co- founder, SmartBrief, Inc.	74	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	74	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

112

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1) The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

113

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VEFUNDAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020, were $313,330 and $269,330, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2021 and December 31, 2020, were $69,937 and $71,343, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of two Independent Trustees. Jon Lukomnik and Jane Pigott currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Effective January 1, 2022, R. Alastair Short and Richard D. Stamberger were appointed to the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 10, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2022